SHARES OF THE HARRIS INSIGHT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY HARRIS TRUST & SAVINGS BANK, OR ANY OF ITS AFFILIATES AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES  INVESTMENT  RISKS,  INCLUDING  POSSIBLE LOSS OF THE  PRINCIPAL  AMOUNT
INVESTED. THE MARKET VALUE OF SHARES MAY FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE AMOUNT INVESTED.

                              HARRIS INSIGHT FUNDS

                                                                January 31, 1996

DEAR SHAREHOLDER:

    We are pleased to present the Harris Insight Funds' Annual Report for the fiscal year ended December 31, 1995. This Report contains important information on each of the Funds, including performance results, current portfolio holdings, and the "Market Environment," which provides a year-end review of the U.S. economy and the Adviser's outlook for 1996. In addition, the Report contains "Portfolio Management Discussions" authored by members of the Harris Insight Funds' portfolio management team.

A YEAR IN REVIEW

    After an extremely difficult year for domestic equity and bond markets in 1994, most investors began 1995 anticipating modest rates of return. Instead, we witnessed the largest equity and bond market rallies since 1975 and 1985, respectively, as inflation remained low and corporate earnings continued to rise. The equity market's total return exceeded 37% as represented by the S & P 500 Stock Index while the bond market returned more than 34% as represented by the 30-year U.S. Treasury bond. Money market investors, however, experienced declining yields as the Federal Reserve lowered the Federal Funds Rate twice to stimulate further economic growth. Performance results for each of the Funds appear on pages 4 through 9 of this Report.

NEW FUNDS FOR 1996

    As part of our continuing commitment to meet a wider variety of your investment needs, the Harris Insight Funds will expand its Fund Family from 6 to 17 Funds over the course of this year. A well-rounded Family of Funds allows you more choices to broaden your participation in different markets and offers even more options when developing your investment plan. Specifically, we will increase the number of available stock and bond funds that are intended to help you achieve your financial goals. Although each Fund invests in different types of securities, and is managed to achieve its own investment objective, each Fund offers solid professional management and diversification. It's important to also note that each Fund adheres to a conservative investment philosophy of seeking consistent returns without undue risk, which we believe will help produce competitive long-term performance. As we move further into 1996, be assured that we will inform you of all the exciting changes regarding the new Harris Insight Funds. If you have questions regarding this Report or any of the Harris Insight Funds, please call a representative at (800) 982-8782. We thank you for your continued interest in the Harris Insight Funds and for the opportunity to meet your investment needs.


                                                      Sincerely,


                                                      The Harris Insight Funds

                               TABLE OF CONTENTS


                                                                            Page

Letter to Shareholders......................................................  1
Market Environment..........................................................  3
Performance Analysis........................................................  4
Statement of Net Assets..................................................... 10
Statement of Operations..................................................... 33
Statement of Changes in Net Assets.......................................... 34
Financial Highlights........................................................ 36
Notes to Financial Statements............................................... 42
Report of Independent Accountants........................................... 48



          BOARD OF DIRECTORS                                   OFFICERS

           Edgar R. Fiedler*                             Patricia L. Bickimer
 Vice President and Economic Counsellor,                President and Secretary
        The Conference Board
                                                            Richard H. Rose
            C. Gary Gerst*                                     Treasurer
  Chairman of the Board of Directors
 Managing Director and General Partner,                     Lisa Anne Rosen
Chairman Emeritus, La Salle Partners, Ltd.                Assistant Secretary
  (Real Estate Developer and Manager)

          John W. McCarter, Jr.*
 Senior Vice President and former Director of
Booz o Allen & Hamilton, Inc. (Consulting Firm);
Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

             Ernest M. Roth*
 Consultant; Retired Senior Vice President
       and Chief Financial Officer,
        Commonwealth Edison Company


* Member of Audit and Nominating Committees

                               MARKET ENVIRONMENT

OUTLOOK FOR U.S ECONOMIC GROWTH WEAKENING

    Following reasonable growth in the first half of 1995 and strong performance in the third quarter, the economy began to struggle toward year-end. This sluggishness this year-end, while not implying that a recession is imminent, is still disappointing to economic policy makers and could have a negative impact on corporate profits. Generally, this loss of momentum appears to be the result of above-average business inventory levels and below-average consumer spending. These factors, in turn, appear to have been influenced by a somewhat restrictive monetary policy.

    Despite the slowing expansion, the U.S. has experienced a moderate increase in jobs. Unfortunately, personal income growth has not paralleled earlier recoveries and appears to have been responsible for most of the slowdown in consumer spending. Individuals spent heavily early in the year, however, slow income growth caused consumer debt levels to increase considerably. This situation may cause further slowing in the consumer sector unless incomes begin to grow more rapidly. Clearly technology represented one of the strongest
sectors  in  1995  as  businesses  spent  heavily  in  an  attempt   to  improve
productivity.

FEDERAL RESERVE POLICY BECOMES MORE ACCOMMODATIVE

    After doubling the Federal Funds Rate in 1994, the Federal Reserve began lowering it in 1995. The driving factors were the deceleration in the economy as well as the positive outlook for low inflation. Both of these factors have encouraged the Federal Reserve Board of Governors to think that "price stability" (0% -- 2% inflation) is possible. The financial markets, responding to lower inflation expectations and improved profitability, rose sharply. If the Federal Reserve continues to pursue a policy of price stability economic markets may move higher. However, the Federal Reserve will need to reaffirm this priority or the skepticism in the equity and bond markets could grow, particularly if economic momentum continues to slip. A move in this direction would be the re-appointment of Alan Greenspan as Federal Reserve Chairman, which appears likely now that Vice-Chairman Blinder has decided to retire.

STOCKS AND BONDS PROVIDED SURPRISINGLY GOOD RETURNS IN 1995

    Low inflation and rising earnings during 1995 resulted in sharply higher stock and bond prices. Overcoming moderate economic growth in the U.S. and sluggish conditions in Europe and Japan (which limited U.S. exports), corporations were able to report strong earnings for the year despite a somewhat restrictive Federal Reserve monetary policy. Corporate cost-cutting and low inflation provided the catalyst for much higher financial asset prices during the year. With the outlook for low inflation continuing, the Federal Reserve is likely to move toward an "easier" credit stance over future months. This should help sustain corporate profitability and cushion against the risk of a major correction in stock and bond prices during 1996.

THE OUTLOOK FOR 1996 -- CAUTION PREVAILS

    1995 will be a tough act to follow, particularly if the economy continues to slow and corporate profitability erodes. While this is not a foregone conclusion, neither the economy nor the stock market has suffered a significant setback for several years. The difficulties currently being experienced in Washington over the Federal budget, the recent deceleration in corporate earnings growth, continued sluggish economic conditions in Europe and the upcoming elections will all provide fertile ground for more volatile financial markets in 1996. Recognizing the near-term risks, we continue to view the long-term investment climate in the U.S. as positive based upon the likelihood of continued low inflation, lower interest rates and an eventual acceleration in economic growth. While we remain cautious near-term, expected policy changes promoting economic growth bode well for the financial markets, longer-term.


                                     David L. Mead
                                     Vice President and Chief Investment Officer
                                     Harris Bankcorp, Inc.

                        HARRIS INSIGHT CONVERTIBLE FUND
                         PORTFOLIO MANAGEMENT DISCUSSION

    1995 was an excellent year for convertible securities, the best since 1991 and the second best of the past ten years. The decline in long term interest rates and the strong gains in the equity markets were the two primary forces driving convertible security prices higher.

    The year got off to a strong start and by the end of the first quarter, all the declines experienced in 1994 had been more than offset. Carrying the positive momentum of the first quarter, the convertible market accelerated in the second quarter, producing the best returns for any three month period since the inception of the Fund in 1988, with the exception of the first quarter of 1991. Although the market slowed somewhat near year-end, positive returns were realized in both the third and fourth quarters.

    The year, however, was not without its challenges. To accommodate the difficult markets of 1994, the Fund maintained a relatively defensive posture with above average quality, somewhat shorter average maturities, and reduced exposure to the price movements of the common equities underlying the con-vertible securities. While the Fund correctly moved to increase exposures to the more favorable market environment early in 1995, a truly aggressive portfolio, relative to the benchmark, was only briefly attained during the second quarter of the year. Thereafter, with the strong gains in the equity market, more than half the convertible market was comprised of "equity equivalents*." Since "equity equivalents" possess few of the defensive characteristics that over time distinguish convertible securities as an asset class, the Fund has long pursued a policy of limiting its exposure to "equity equivalent" convertibles. Such a policy may limit gains in later stages of a strong market and was the chief reason the Fund lagged its benchmark for the year. This limitation may have been shared by many other convertible managers as the Lipper index of convertible mutual funds lagged the ave rage of the convertible benchmarks by more than four percentage points for the year.

    It should also be mentioned that the returns of the common stocks underlying the convertible securities universe were about ten percentage points less than the 37.53% gain recorded by the S&P 500 Stock Index.

    During  the  year,  the  Fund  benefited  from an  average  exposure  to the
financial   industry  while  an  overweighting  in  the  retail  sector  and  an underweighting  in the  technology  sector served to hold back returns.

    Looking ahead to 1996, the climate for bonds appears favorable while a somewhat more volatile environment for equities could develop. Should this be the case, convertible securities may again prove relatively rewarding.






* "Equity Equivalents" are convertible securities where the appreciation of the underlying common stock was sufficient to carry the market value of the convertible security well above its par value and where a high percentage of any price change in that common stock, both upward and downward would be reflected in the price of the convertible security.

                        HARRIS INSIGHT CONVERTIBLE FUND

                              PERFORMANCE ANALYSIS


                         Growth of a $10,000 Investment

                    February 24, 1988* -- December 31, 1995



DESCRIPTION OF LINE GRAPH
Line graph shown using the plot points below:

                              Harris Insight       First Boston
                            Convertible Fund    Convertible Index
 2-88                            $ 9,550             $10,000
12-88                             10,209              10,551
12-89                             11,283              12,003
12-90                              9,351              11,178
12-91                             11,786              14,434
12-92                             13,601              16,674
12-93                             15,438              19,769
12-94                             14,818              18,836
12-95                             17,563              23,304

The graph above shows the results of a hypothetical $10,000 investment in the Harris Insight Convertible Fund from the inception of the Fund, compared to a theoretical investment of $10,000 in the First Boston Convertible Index over the same period. The results for the Fund assume an initial sales charge of 4.50% that is deducted from the investment on the initial investment date and assume the reinvestment of all dividends and distributions.


            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/95

                                                                      Since
CONVERTIBLE FUND                                                      Inception
                                     1 Year         5 Year            (2/24/88)

With Maximum  Sales Load (4.50%)      13.23%         12.38%             7.43%

Without Sales Load                    18.52%         13.43%             8.06%


The performance shown represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the value of shares, when redeemed, may be worth more or less than the original cost. Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.

The First Boston Convertible Index is an index comprised of an unmanaged group of domestic convertible bonds and preferred stocks with a Standard & Poor's rating of B\- or better and a minimum issue size of $50 million, and dollar-denominated Euroconvertibles issued by U.S.-domiciled companies and having a Standard & Poor's rating of B\- or better and a minimum issue size of $100 million.

                           HARRIS INSIGHT EQUITY FUND

                        PORTFOLIO MANAGEMENT DISCUSSION


    During the first quarter of 1995, the strength of common stocks took most investors by surprise. There was a strong relationship between the capitalization of companies and their market performance. In fact, investors' caution towards liquidity within the markets was evidenced by their preference for larger capitalization companies over smaller or medium sized companies. The five strongest sectors included: transportation, health care, energy, technology and financial services. The performance of the Fund was hindered by unfavorable issue selections, although this was partially offset by emphasis on companies with a lower price/earnings ratio. At the end of the first quarter, the portfolio was reconstructed to take advantage of disciplines that had proven effective in the past.

    By the end of the second quarter, the Fund experienced returns greater than the S&P 500 Stock Index. The positive performance was the result of more favorable issue selection, as driven by our research model. The strongest model factors included: dividend discount projections, low price/earnings ratios, stock price momentum and earnings estimate changes. Also, the Fund was overweighted in the financial services and consumer staples sectors which were among the better performers during the quarter. Finally, favorable issue selection in the technology sector, by far the best performing sector in the overall market during the second quarter, certainly contributed to enhance returns.

    However, investors' enthusiasm for technology stocks, which provided strong leadership during the first half of the year, began to wane during the third quarter as investor interest shifted to financial services companies. The three other sectors that caught investors' attention -- health care, utilities, and transportation -- outperformed the S&P 500 Stock Index as investor euphoria for common stocks continued. Once again, the Fund continued to outperform the S&P 500 Stock Index due to adherence to favorable predictive factors in our research model, such as earnings estimate changes and price momentum, which resulted in complimentary issue selection.

    In the fourth quarter, investors continued to favor large capitalization companies which demonstrated stable earnings growth like health care stocks. Technology, which was by far the best performing sector during the first half of 1995, was the worst performing sector during the fourth quarter. Although returns from certain economically sensitive issues and companies with medium sized capitalizations detracted from performance, the Fund benefited from favorable issue selection in the business machine and retail sectors. For the full year, issue selection was by far the most important positive factor affecting the Fund.

    Following strong returns from the domestic equity market in 1995, we remain optimistic towards investing in common stocks in 1996, reflecting the prospect of low inflation and somewhat lower interest rates. However, we anticipate increased overall market volatility as investors become increasingly concerned about companies meeting analysts' earnings expectations in a slower economic environment.

                           HARRIS INSIGHT EQUITY FUND

                              PERFORMANCE ANALYSIS


                         GROWTH OF A $10,000 INVESTMENT

                    FEBRUARY 26, 1988* -- DECEMBER 31, 1995

DESCRIPTION OF LINE GRAPH
Line graph shown using the plot points below:

                              Harris Insight         S&P 500
                               Equity Fund         Stock Index
 2-88                            $ 9,550             $10,000
12-88                             10,337              10,690
12-89                             13,233              14,071
12-90                             12,191              13,634
12-91                             15,518              17,779
12-92                             16,789              19,131
12-93                             19,850              21,055
12-94                             19,443              21,332
12-95                             26,492              29,339

The graph above shows the results of a hypothetical $10,000 investment in the Harris Insight Equity Fund from the inception of the Fund, compared to a theoretical investment of $10,000 in the S&P 500 Stock Index over the same period. The results for the Fund assume an initial sales charge of 4.50% that is deducted from the investment on the initial investment date and assume the reinvestment of all dividends and distributions.


            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/95

EQUITY FUND                                                            Since
                                     1 Year         5 Year             Inception
                                                                       (2/26/88)
With Maximum Sales Load (4.50%)      30.14%         15.72%               13.21%
Without Sales Load                   36.26%         16.78%               13.87%


The performance shown represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the value of shares, when redeemed, may be worth more or less than the original cost. Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.

The S&P 500 Stock Index is an index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

                    HARRIS INSIGHT MANAGED FIXED INCOME FUND

                        PORTFOLIO MANAGEMENT DISCUSSION

    Still smarting from 1994's bear market, most bond investors began 1995 anticipating, at best, coupon-sized returns. What they got instead was the biggest bond market rally since 1985. Indeed, in a year of dazzling stock market returns, it is easy to overlook the magnitude of the bond market's comeback. Nonetheless, with a gain of over 34%, the performance of the 30-year U.S. Treasury bond was almost as impressive as the S&P 500 Stock Index's 37.53% return.

    Responding favorably to an accommodative Federal Reserve monetary policy, bond investors drove interest rates dramatically lower in 1995. With rates across the yield curve falling approximately 2%, nearly all Treasury securities closed the year with yields below 6%. In this bull market environment, the Fund's relative performance was driven primarily by its term structure and its sector weightings.

    Although neutral to the yield curve from the second quarter onward, the Fund was penalized in the first quarter of 1995 by its barbell structure, a combination of short and long maturity securities replicating the risk position of an intermediate maturity security. The barbell, which contributed so much to 1994's strong return, underperformed in 1995 as the yield curve steepened. Likewise, with corporate bonds, the year's top performing sector, the Fund's initial corporate underweighting tempered performance. Fortunately, a long duration position during the fourth quarter's market rally added favorably to relative returns.


    For the year, the Fund returned just under 14%, slightly below the return of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index while the Fund's 3-year total return for the period ended December 31, 1995, outperformed the Index by 2%.


    The Fund is currently in a neutral position in relation to the benchmark on both a duration and term structure basis. However, the Fund is overweighted across spread sectors, including corporate, asset-backed and mortgage-backed securities. We anticipate that in a lower volatility, more range- bound market, higher yielding spread sectors should perform well.

                    HARRIS INSIGHT MANAGED FIXED INCOME FUND

                              PERFORMANCE ANALYSIS


                         GROWTH OF A $10,000 INVESTMENT

                      APRIL 1, 1991* -- DECEMBER 31, 1995

DESCRIPTION OF LINE GRAPH
Line graph shown using the plot points below:

                              Harris Insight       Lehman Brothers
                              Managed Fixed   Intermediate Government/
                               Income Fund      Corporate Bond Index
 4-91                            $ 9,550               $10,000
 6-91                              9,656                10,178
12-91                             10,605                11,181
 6-92                             10,903                11,518
12-92                             11,164                11,983
 6-93                             11,974                12,727
12-93                             12,270                13,036
 6-94                             11,945                12,695
12-94                             12,112                12,784
 6-95                             13,127                14,012
12-95                             13,794                14,745

The graph above shows the results of a hypothetical $10,000 investment in the Harris Insight Managed Fixed Income Fund from the inception of the Fund, compared to a theoretical investment of $10,000 in the Lehman Brothers Intermediate Government/Corporate Bond Index over the same period. The results for the Fund assume an initial sales charge of 4.50% that is deducted from the investment on the initial investment date and assume the reinvestment of all dividends and distributions.


            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/95


MANAGED FIXED                                                          Since
INCOME FUND                                                            Inception
                                        1 Year         5 Year          (4/1/91)

With Maximum Sales Load (4.50%)          8.70%            --             7.00%
Without Sales Load                      13.88%            --             8.04%




The performance shown represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the value of shares, when redeemed, may be worth more or less than the original cost. Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.


The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                             GOVERNMENT ASSETS FUND

ANNUALIZED
YIELD/RATE                                                                                  PAR
                                                                      MATURITY             (000)           VALUE+
AGENCY OBLIGATIONS -- 35.1%
Federal Home Loan Bank Discount Notes -- 11.2%
 5.46%                                                                01/16/96            $ 7,000       $ 6,984,075
 5.55%                                                                02/01/96             15,000        14,928,312
 5.49%                                                                04/05/96             10,000         9,855,125
                                                                                                         31,767,512
Federal Home Loan Mortgage Association Discount Notes -- 9.8%
 5.58%                                                                01/19/96             10,000         9,972,100
 5.53%                                                                02/09/96              8,000         7,952,073
 5.50%                                                                03/13/96             10,000         9,890,000
                                                                                                         27,814,173
Federal National Mortgage Association -- 14.1%
 5.50%                                                                06/12/96             15,000        14,973,145
 7.90%                                                                08/12/96              9,700         9,830,892
 5.76%                                                                09/03/96             10,000        10,010,044
 5.64%                                                                10/02/96              5,000         4,993,839
                                                                                                         39,807,920
TOTAL AGENCY OBLIGATIONS (Cost $99,389,605)                                                              99,389,605
VARIABLE RATE OBLIGATIONS+ -- 37.7%
Federal Farm Credit Bank -- 12.6%
 5.60%                                                                01/02/96*            10,000         9,996,567
 5.62%                                                                01/02/96*            20,000        19,996,607
 5.34%                                                                01/02/96*             5,500         5,497,783
                                                                                                         35,490,957
Student Loan Marketing Association -- 12.4%
 5.24%                                                                01/02/96*            10,000         9,994,826
 5.26%                                                                01/02/96*            10,000        10,002,503
 5.31%                                                                01/02/96*            15,000        15,000,000
                                                                                                         34,997,329
Federal National Mortgage Association -- 12.7%
 5.26%                                                                01/02/96*             6,000         6,000,000
 5.58%                                                                01/02/96*             5,000         4,996,998
 6.10%                                                                01/02/96*             5,000         5,015,491
 5.42%                                                                01/02/96*             5,000         4,999,795
 5.53%                                                                01/02/96*            15,000        14,991,033
                                                                                                         36,003,317
TOTAL VARIABLE RATE OBLIGATIONS (Cost $106,491,603)                                                     106,491,603

                        See Notes to Financial Statements.

                                       10

                                                                                            PAR
                                                                      MATURITY              (000)          VALUE+

REPURCHASE AGREEMENTS -- 26.9%

Donaldson, Lufkin & Jenrette, 5.85%
 Agreement date 12/29/95, proceeds at maturity
  $45,029,250 (Collateralized by $58,606,000
  Resolution Funding Corp. Strips 5.85% due 1/15/97
  to 7/15/02. The market value is $45,916,044.)                       01/02/96            $45,000      $ 45,000,000

Lehman Government Securities, Inc., 5.92%
 Agreement date 12/29/95, proceeds at maturity
  $31,112,452 (Collateralized by $87,160,000
  U.S Treasury Strips, due 8/15/12. The market
  value is $31,716,652.)                                              01/02/96             31,092        31,092,000

TOTAL REPURCHASE AGREEMENTS (Cost $76,092,000)                                                           76,092,000

                                                                                           Shares
TEMPORARY INVESTMENTS -- 0.4%

Goldman Sachs Institutional Liquid Assets Government Portfolio
 (Cost $1,099,231)                                                                      1,099,231         1,099,231

TOTAL INVESTMENTS -- 100.1% (Cost $283,072,439)                                                         283,072,439

OTHER ASSETS AND LIABILITIES -- (0.1%)
Interest receivable and other assets                                                                      1,354,755
Dividends payable                                                                                        (1,412,182)
Accrued expenses (Note 4)                                                                                  (222,233)
Other Assets and Liabilities, Net                                                                          (279,660)

NET ASSETS -- 100.0%
Applicable to 264,426,089 and 18,366,690 shares outstanding of Class A and Class
 C, respectively, each equivalent to $.001 par value; 1.2 billion authorized shares
 (Note 9)                                                                                              $282,792,779

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE EACH FOR CLASS
  A AND CLASS C SHARES                                                                                        $1.00


+ See Note 2a to the Financial Statements.

+ Rate in effect on 12/31/95.

* Date of next interest rate reset.

                        See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

                              CASH MANAGEMENT FUND

                                                    ANNUALIZED                                PAR
                                                    YIELD/RATE          MATURITY             (000)               VALUE\^

AGENCY OBLIGATIONS -- 4.3%
Federal  Home Loan Bank                                6.15 %           01/04/96          $ 12,500            $ 12,540,552
Federal  National Mortgage  Association                5.26             01/02/96            10,000              10,000,000

TOTAL AGENCY  OBLIGATIONS (COST $22,540,552)                                                                    22,540,552

ASSET-BACKED SECURITIES -- 1.7%
Boatmen's Auto Trust 1995 Class A-1
  (Cost $8,840,828)                                   5.772             10/15/96             8,841               8,840,828

COMMERCIAL PAPER -- 50.0%

American Express Credit Corp                           5.60             05/13/96             8,000               7,834,489
Associates Corp. of North America                      6.00             01/02/96             1,574               1,573,738
Baxter International, Inc.                             5.90             01/17/96             3,500               3,490,822
British Columbia (Province of)                         5.62             05/03/96            10,000               9,807,983
CIT Group Holdings, Inc.                               5.80             01/31/96            25,000              24,879,167
Comdisco, Inc.                                         5.97             02/20/96             5,000               4,958,542
Commonwealth Edison Co.                                6.13             01/19/96             5,000               4,984,675
Conagra, Inc.                                          5.90             02/02/96             1,000                 994,757
Conagra, Inc.                                          5.85             02/09/96             4,000               3,974,650
Cooper Industries, Inc.                                5.97             01/02/96            20,000              19,996,683
Florida Power & Light Co.                              5.75             02/02/96            10,000               9,948,889
General Motors Acceptance Corp.                        5.80             01/19/96            25,000              24,927,500
Lehman Government Securities, Inc.                     6.05             01/31/96            20,000              19,899,167
McCormick and Co., Inc.                                5.625            01/22/96            25,000              24,917,969
Merrill Lynch & Co., Inc.                              5.72             01/31/96             9,000               8,957,100
Merrill Lynch & Co., Inc.                              5.71             02/09/96             8,000               7,950,513
Merrill Lynch & Co., Inc.                              5.68             02/29/96            10,000               9,906,911
New Center Asset Trust                                 6.03             01/02/96            15,000              14,997,488
Preferred Receivables Corp.                            5.78             01/25/96             5,000               4,980,733
Preferred Receivables Corp.                            5.85             01/25/96             8,250               8,217,825
Province of Quebec                                     5.58             03/06/96            15,000              14,848,875
Public Service Elec. & Gas Co.                         6.00             01/30/96            20,000              19,903,333
Texas Utilities Co.                                    5.97             01/12/96             5,000               4,990,879
Textron, Inc.                                          6.04             01/29/96             2,000               1,990,604
Textron, Inc.                                          5.85             03/12/96             2,000               1,976,925

TOTAL COMMERCIAL PAPER (Cost $260,910,217)                                                                     260,910,217

CORPORATE BONDS -- 7.7%
Associates Corp. of North America                      8.80             03/01/96            10,000              10,046,752
AT&T Corp.                                             4.50             02/15/96            10,000               9,970,725
Beta Finance, Inc.                                     5.87             08/19/96            10,000               9,990,199
Ford Motor Credit Corp.                                5.40             02/08/96            10,000               9,992,765

TOTAL CORPORATE BONDS (Cost $40,000,441)    40,000,441


                        See Notes to Financial Statements.

                                                    ANNUALIZED                                PAR
                                                    YIELD/RATE          MATURITY             (000)               VALUE\^

MUNICIPAL BONDS -- 4.8%
City of Whiting Indiana (Cost $25,000,000)             5.75%            03/11/96           $25,000             $25,000,000

TIME DEPOSITS -- 1.7%
Sumitomo Bank (Cayman) (Cost $9,000,000)               6.125            01/05/96             9,000               9,000,000

VARIABLE RATE OBLIGATIONS+ -- 29.9%
Asset Backed Trust 1995-Series-A-1                     5.9575           01/10/96*            3,000               3,000,000
Bank One Columbus                                      5.56             01/02/96*           25,000              24,988,156
Beta Finance, Inc.                                     5.8975           01/13/96*           10,000              10,000,000
Federal Farm Credit Bank                               5.62             01/02/96*           20,000              19,996,607
Federal Farm Credit Bank                               5.95             01/02/96*            1,500               1,499,205
Federal National Mortgage Association                  5.42             01/02/96*           10,000               9,999,589
Federal National Mortgage Association                  6.10             01/02/96*           16,000              16,049,571
Federal National Mortgage Association                  5.97             01/02/96*           10,000              10,014,120
Federal National Mortgage Association                  5.58             01/02/96*           10,000               9,993,996
General Electric Capital Corp.                         5.80             02/07/96*           26,000              26,000,000
S.M.M. Trust                                           5.9496           01/15/96*           15,000              15,000,000
Student Loan Marketing Association                     5.26             01/02/96*           10,000              10,002,503

TOTAL VARIABLE RATE OBLIGATIONS (Cost $156,543,747)                                                            156,543,747

                                                                                             Shares
TEMPORARY INVESTMENTS -- 0.1%
Dreyfus Cash Management Plus, Inc. Class A Shares                                          315,335                 315,335
Lehman Prime Money Market Fund Class A Shares                                               34,271                  34,271

TOTAL TEMPORARY INVESTMENT (Cost $349,606)                                                                         349,606

TOTAL INVESTMENTS -- 100.2% (Cost $523,185,391)                                                                523,185,391

OTHER ASSETS AND LIABILITIES -- (0.2%)

Interest receivable and other assets                                                                             2,454,966
Dividends payable    (2,839,719)
Accrued expenses (Note 4)    (375,339)
Other Assets and Liabilities, Net    (760,092)
Net Assets -- 100.0%

Applicable to 423,577,627, 10, and 98,836,813 shares outstanding of Class A, Class B
 and Class C, respectively, $.001 par value; 1.2 billion authorized shares (Note 9)                           $522,425,299

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE EACH FOR CLASS
 A, CLASS B AND CLASS C SHARES                                                                                    $1.00


+ See Note 2a to the Financial Statements.

+ Rate in effect on 12/31/95.

* Date of next interest rate reset.

                        See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
                           TAX-FREE MONEY MARKET FUND




                                                                                               PAR
                                                                        MATURITY              (000)          VALUE+
MUNICIPAL BONDS -- 98.7%
ALASKA -- 5.2%
Valdez, Alaska Marine Terminal (BP Petroleum) PS
 3.70%                                                                  02/09/96            $  2,000     $  2,000,000
 3.70%                                                                  02/12/96               1,300        1,300,000
 3.55%                                                                  02/14/96               9,000        9,000,000
 3.70%                                                                  03/06/96               3,000        3,000,000
 3.40%                                                                  04/11/96               1,000        1,000,000

Valdez, Alaska Marine Terminal (BP Petroleum)
 Series C PS
 3.55%                                                                  02/16/96               3,500        3,500,000
Total Alaska                                                                                               19,800,000

Arizona -- 4.8%
Maricopa County, Arizona, Pollution Control Revenue,
 Southern California Education Series F PS
 3.40%                                                                  01/04/96                 700          700,000

Salt River, Arizona, Agriculture and Improvement Power
 District
 3.45%                                                                  01/19/96               3,050        3,050,000
 3.70%                                                                  01/11/96                 415          415,000
 3.85%                                                                  01/11/96               2,000        2,000,000
 3.70%                                                                  01/12/96               1,000        1,000,000
 3.80%                                                                  01/16/96               1,000        1,000,000
 3.45%                                                                  02/05/96               1,000        1,000,000
 3.50%                                                                  02/05/96                 500          500,000
 3.45%                                                                  02/06/96               2,000        2,000,000
 3.45%                                                                  02/08/96               2,000        2,000,000
 3.80%                                                                  02/09/96               2,000        2,000,000
 3.70%                                                                  02/20/96               1,300        1,300,000
 3.75%                                                                  02/21/96               1,400        1,400,000

     TOTAL ARIZONA                                                                                         18,365,000

COLORADO -- 0.9%

Platte River, Colorado Power Authority TECP
 3.70%                                                                  01/11/96                 500          500,000
 3.60%                                                                  02/12/96               3,100        3,100,000

     TOTAL COLORADO                                                                                         3,600,000

DISTRICT OF COLUMBIA -- 0.3%

 District of Columbia Supplemental Student Loan Revenue Bonds VR

 6.00%                                                                  01/02/96               1,200        1,200,000

                        See Notes to Financial Statements.


                                                                                               PAR
                                                                        MATURITY              (000)          VALUE+
MUNICIPAL BONDS (CONTINUED)

FLORIDA -- 10.5%
Dade County, Florida, Capital Asset Acquisition Special
 Obligation Revenue Bonds, Series 1990 VR
 5.65%                                                                  01/08/96             $11,360     $ 11,360,000

Florida Housing Finance Agency Multi-Family Housing
 Revenue Bonds VR
 5.35%                                                                  01/08/96               1,100        1,100,000

Gainesville, Florida Utility TECP
 3.80%                                                                  02/09/96               2,900        2,900,000
 3.70%                                                                  03/05/96               4,144        4,144,000

Jacksonville, Florida Health Facility Authority Series C TECP
 3.80%                                                                  02/02/96               1,700        1,700,000

Jacksonville, Florida Health Facility Authority TECP
 3.65%                                                                  01/12/96                 500          500,000
 3.65%                                                                  02/05/96               2,200        2,200,000
 3.45%                                                                  02/16/96               1,000        1,000,000

Sarasota County, Florida, Series B PS
 4.00%                                                                  01/10/96               1,800        1,800,000

Sunshine State, Florida TECP
 3.75%                                                                  01/09/96               3,000        3,000,000
 3.70%                                                                  01/12/96               2,000        2,000,000
 3.45%                                                                  01/31/96               1,300        1,300,000
 3.65%                                                                  02/01/96               3,900        3,900,000
 3.60%                                                                  02/06/96               3,500        3,500,000

     TOTAL FLORIDA                                                                                         40,404,000

GEORGIA -- 7.4%

Burke County Development Authority Pollution Control Revenue PS
 3.60%                                                                  01/11/96               1,000        1,000,000
 3.60%                                                                  01/22/96               2,000        2,000,000
 3.70%                                                                  02/08/96               3,000        3,000,000
 3.60%                                                                  02/12/96               4,700        4,700,000

Dekalb Private Hospital Authority, Georgia VR
 5.05%                                                                  01/08/96              15,200       15,200,000

Gwinnet County School District
 4.40%                                                                  02/01/96               2,315        2,316,724

     TOTAL GEORGIA                                                                                         28,216,724


                        See Notes to Financial Statements.



                                                                                               PAR
                                                                        MATURITY              (000)          VALUE+
MUNICIPAL BONDS (CONTINUED)
ILLINOIS -- 2.8%
Cook County, Illinois, Catholic Charities VR
 5.20%                                                                  01/08/96             $ 8,200      $  8,200,000

Illinois Development Financial Authority VR
 5.20%                                                                  01/08/96               2,515         2,515,000

     TOTAL ILLINOIS                                                                                         10,715,000

INDIANA -- 4.1%

Indiana Bond Bank VR
 3.91%                                                                  01/10/96              12,500        12,500,000

Indiana State Educational Facility VR
 4.80%                                                                  01/08/96               3,000         3,000,000

     TOTAL INDIANA                                                                                          15,500,000

IOWA -- 0.8%

Polk County, Iowa Hospital Equipment Authority VR
 5.15%                                                                  01/08/96               3,205         3,205,000

KANSAS -- 8.6%

Burlington, Kansas, Pollution Control Revenue Kansas
 Gas & Electric PS
 3.80%                                                                  01/08/96               2,000         2,000,000
 3.50%                                                                  02/16/96               4,600         4,600,000

Burlington, Kansas, Pollution Control Revenue Kansas
 Gas & Electric Series A PS
 3.70%                                                                  01/09/96               2,700         2,700,000
 3.45%                                                                  02/15/96               3,000         3,000,000

Burlington, Kansas, Pollution Control Revenue Kansas
 Gas & Electric Series B PS
 3.65%                                                                  02/02/96               1,000         1,000,000
 3.50%                                                                  02/15/96               2,100         2,100,000

Burlington, Kansas, Pollution Control Revenue Kansas
 Gas & Electric Series 1987B PS
 3.80%                                                                  02/02/96               4,000         4,000,000

Kansas State Department of Transportation Highway
 Revenue Series B VR
 5.05%                                                                  01/08/96              13,600        13,600,000

     TOTAL KANSAS                                                                                           33,000,000

KENTUCKY -- 0.5%
Jefferson County, Kentucky, Pollution Control Revenue,
 Louisville Gas & Electric PS
 3.75%                                                                  02/15/96               2,100         2,100,000

                        See Notes to Financial Statements.


                                                                                               PAR
                                                                        MATURITY              (000)          VALUE+
MUNICIPAL BONDS (CONTINUED)
LOUISIANA -- 2.7%
East Baton Rouge Parish Industrial Development
 Authority, Pollution Control Revenue Bonds Exxon
 Corp. Project Series 1983A VR
 5.90%                                                                  01/02/96            $ 5,150       $  5,150,000

Jefferson (Parish of), Louisiana Hospital PS
 3.60%                                                                  01/16/96              3,500          3,500,000

Jefferson (Parish of), Louisiana Hospital Series E VR
 5.15%                                                                  01/02/96              1,500          1,500,000

     TOTAL LOUISIANA                                                                                        10,150,000

MAINE -- 0.3%

Maine State Tax Anticipation Notes
 4.50%                                                                  06/28/96              1,000          1,003,538

MARYLAND -- 2.6%

Howard County Industrial Development Revenue TECP
 3.60%                                                                  02/15/96              2,000          2,000,000

Maryland Health & Higher Education Pooled Loan Series A VR
 5.00%                                                                  01/08/96              3,000          3,000,000

Montgomery County, Maryland General Obligation TECP
 3.60%                                                                  02/07/96              4,900          4,900,000

     TOTAL MARYLAND                                                                                          9,900,000

MASSACHUSETTS -- 0.4%

Boston, Massachusetts Water & Sewer Common Series A
 4.70%                                                                  01/04/96              1,600          1,600,000

MICHIGAN -- 1.6%

Grand Rapids, Michigan Water Supply
 9.00%                                                                  06/01/96              2,000          2,039,995

Michigan State Strategic Fund Consumers Power Company Series 1988A VR
 5.95%                                                                  01/02/96              2,700          2,700,000

University of Michigan
 5.95%                                                                  01/02/96              1,400          1,400,000

     TOTAL MICHIGAN                                                                                          6,139,995

                        See Notes to Financial Statements.



                                                                                               PAR
                                                                        MATURITY              (000)          VALUE+
MUNICIPAL BONDS (CONTINUED)
MINNESOTA -- 3.5%
Rochester, Minnesota, Health Care Facility PS
 3.80%                                                                  02/07/96             $ 1,800      $  1,800,000

Rochester, Minnesota, Health Care Facility Series B PS
 3.70%                                                                  01/10/96               1,500         1,500,000

Rochester, Minnesota, Health Care Facility Series C PS
 3.55%                                                                  01/10/96               3,500         3,500,000

Rochester, Minnesota, Health Care Facility Series F PS
 3.60%                                                                  02/13/96               1,600         1,600,000
 3.80%                                                                  02/15/96               1,000         1,000,000

University of Minnesota, Series H PS
 3.60%                                                                  01/10/96               1,000         1,000,000
 3.75%                                                                  01/12/96                 900           900,000

University of Minnesota, Series I PS
 3.85%                                                                  02/09/96               2,000         2,000,000

     TOTAL MINNESOTA                                                                                        13,300,000

Mississippi -- 0.6%

Claiborne County, Mississippi Pollution Control Revenue TECP
 3.85%                                                                  01/08/96               1,400         1,400,000

Jacksonville County, Mississippi Port Facility, Chevron
 USA, Inc. Series 1993 VR
 5.95%                                                                  01/02/96               1,000         1,000,000

     TOTAL MISSISSIPPI                                                                                       2,400,000

MISSOURI -- 2.0%

Independence, Missouri, Water Utility PS
 3.75%                                                                  01/08/96               2,000         2,000,000
 3.40%                                                                  02/05/96               2,500         2,500,000

St. Louis, Missouri, Industrial Development Authority,
 VR
 5.20%                                                                  01/02/96               3,000         3,000,000

     TOTAL MISSOURI                                                                                          7,500,000

MONTANA -- 1.2%

Forsythe, Montana, Pollution Control Revenue, (Portland
 General Electric), Series A VR
 4.80%                                                                  01/08/96               2,600         2,600,000

Forsythe, Montana, Pollution Control Revenue, (Portland
 General Electric), Series B VR
 5.00%                                                                  01/08/96               2,000         2,000,000

     TOTAL MONTANA                                                                                           4,600,000

                        See Notes to Financial Statements.


                                                                                               PAR
                                                                        MATURITY              (000)          VALUE+
MUNICIPAL BONDS (CONTINUED)
NEBRASKA -- 0.8%

Nebraska Public Power District TECP
 3.65%                                                                  01/18/96             $ 2,000      $  2,000,000

Omaha, Nebraska Public Power District TECP
 3.75%                                                                  02/22/96               1,000         1,000,000

     TOTAL NEBRASKA                                                                                          3,000,000

NEW JERSEY -- 0.6%

New Jersey Economic Development Authority (Jersey
 Avenue Project) VR
 4.95%                                                                  01/08/96               2,200         2,200,000

New York -- 4.4%

New York City General Obligation Bonds Series 1994B VR
 5.00%                                                                  01/02/96               2,200         2,200,000

New York City General Obligation Bonds VR
 5.90%                                                                  01/02/96               3,900         3,900,000
 5.50%                                                                  01/08/96              10,800        10,800,000

     TOTAL NEW YORK                                                                                         16,900,000

NORTH CAROLINA -- 1.4%

North Carolina Municipal Power Agency Series B
 3.45%                                                                  02/14/96               4,000         4,000,000

Wake County, North Carolina Power and Light PS
 3.70%                                                                  02/13/96               1,300         1,300,000

     TOTAL NORTH CAROLINA                                                                                    5,300,000

OHIO -- 3.0%

Ohio Air Quality Development Authority Revenue Bonds VR
 5.50%                                                                  01/02/96               6,500         6,500,000

Ohio Air Quality Development Authority Revenue PS
 3.50%                                                                  01/18/96               3,000         3,000,000
 3.40%                                                                  02/16/96               2,000         2,000,000

     TOTAL OHIO                                                                                             11,500,000

OREGON -- 3.6%

Saint Helens Gas and Electric VR
 5.95%                                                                  01/02/96               1,500         1,500,000

State of Oregon General Obligation (Veterans Welfare) Series G VR
 5.25%                                                                  01/08/96               1,000         1,000,000

                        See Notes to Financial Statements.


                                                                                               PAR
                                                                        MATURITY              (000)          VALUE+
UNICIPAL BONDS (CONTINUED)
OREGON (CONTINUED)
State of Oregon General Obligation (Veterans Welfare)
 Series 1973E VR
 5.15%                                                                  01/08/96             $11,300     $ 11,300,000

     TOTAL OREGON                                                                                          13,800,000

PENNSYLVANIA -- 1.5%

Delaware County, Pennsylvania, Industrial Development
 Authority, Solid Waste Revenue, (Scott Paper),
 Series E VR
 5.00%                                                                  01/08/96               5,800        5,800,000

SOUTH CAROLINA -- 0.7%

Piedmont, South Carolina Municipal Power Agency
 Electric Revenue Bonds Series 1985B
 8.00%                                                                  01/01/96               1,760        1,786,397

York County, South Carolina, Pollution Control Revenue
 Series E2 PS
 3.80%                                                                  02/15/96               1,000        1,000,000

     TOTAL SOUTH CAROLINA                                                                                   2,786,397

TEXAS -- 8.3%

Austin, Texas Independent School District Series B TECP
 3.70%                                                                  02/20/96               2,000        2,000,000
Austin, Texas Independent School District TECP
 3.80%                                                                  02/06/96               1,000        1,000,000

Dallas, Texas Water & Sewer TECP
 3.70%                                                                  01/12/96               3,000        3,000,000

Harris County, Texas Series 1985A VR
 5.05%                                                                  01/08/96               1,800        1,800,000

Lower Colorado River Authority Revenue
 9.50%                                                                  01/01/96               1,600        1,631,995

San Antonio, Texas Electric & Gas TECP
 3.75%                                                                  02/08/96               1,000        1,000,000

Texas Higher Education Authority, Series B, VR
 5.15%                                                                  01/08/96              11,510       11,510,000

Texas Municipal Power Authority TECP
 3.85%                                                                  02/05/96               4,875        4,875,000

Texas State Tax and Revenue
 4.75%                                                                  08/30/96               5,000        5,024,393

     TOTAL TEXAS                                                                                           31,841,388

                        See Notes to Financial Statements.

                                                                                              PAR
                                                                        MATURITY              (000)          VALUE+
MUNICIPAL BONDS (CONTINUED)
UTAH -- 3.6%
Emery County, Utah, Pollution Control Revenue Bonds PS
 3.80%                                                                  01/23/96            $ 1,000     $  1,000,000
 3.75%                                                                  02/01/96              1,000        1,000,000

Intermountain Power Agency, Utah PS
 3.65%                                                                  01/11/96              4,000        4,000,000

Intermountain Power Agency, Utah Series F2 PS
 3.75%                                                                  01/29/96              1,700        1,700,000
 3.85%                                                                  02/07/96              2,700        2,700,000
 3.60%                                                                  02/14/96              1,800        1,800,000

Intermountain Power Agency, Utah Series 1985F PS
 3.40%                                                                  04/11/96                500          500,000

Salt Lake County, Utah PS
 3.80%                                                                  01/10/96                500          500,000
 4.00%                                                                  01/10/96                500          500,000

     TOTAL UTAH                                                                                           13,700,000

VERMONT -- 1.8%

State of Vermont TECP
 3.75%                                                                  01/11/96              7,000        7,000,000

VIRGINIA -- 1.5%

Colonial Heights, Virginia, Industrial Development
 Authority, (Philip Morris Companies) VR
 5.15%                                                                  01/08/96              2,600        2,600,000

Industrial Development Authority of Chesterfield,
 Virginia, Pollution Control Revenue, (Philip Morris Companies) VR
 5.15%                                                                  01/08/96              3,000        3,000,000

     TOTAL VIRGINIA                                                                                        5,600,000

WASHINGTON -- 0.3%

Port of Kalama, Washington Public Corporation Port
 Facility Revenue (Conagra, Inc Project) VR
 4.85%                                                                  01/01/96              1,035        1,035,000

WYOMING -- 6.4%

Converse County, Wyoming, Pollution Control Revenue PS
 3.40%                                                                  02/14/96              2,800        2,800,000
 3.40%                                                                  02/16/96              2,800        2,800,000

Gillette County, Wyoming, Pollution Control Revenue PS
 3.75%                                                                  01/09/96              1,900        1,900,000
 3.45%                                                                  01/19/96              3,500        3,500,000

                        See Notes to Financial Statements.



                                                                                               PAR
                                                                        MATURITY              (000)          VALUE+
Lincoln County, Wyoming Pollution Control Revenue PS
 3.80%                                                                  02/06/96            $ 1,600     $  1,600,000
 3.40%                                                                  04/04/96              3,400        3,400,000

Lincoln County, Wyoming Pollution Control Revenue, Exxon VR
 5.95%                                                                  01/02/96              1,400        1,400,000

Sweetwater County, Wyoming Pollution Control Revenue PS
 3.45%                                                                  02/14/96              2,700        2,700,000

Sweetwater County, Wyoming Pollution Control Revenue Series B PS
 3.90%                                                                  01/12/96              4,500        4,500,000

     TOTAL WYOMING                                                                                        24,600,000

TOTAL MUNICIPAL BONDS (Cost $377,762,042)                                                                377,762,042
                                                                                             Shares

TEMPORARY INVESTMENTS -- 1.0%

Federated Tax-Free Obligation Fund                                                         2,879,551       2,879,551
Fidelity Tax-Exempt Money Market Fund                                                          3,460           3,460
Goldman Sachs Institutional Liquid Assets Tax-Exempt Portfolio                               854,887         854,887
Nuveen Tax-Exempt Money Market Fund                                                               42              42

TOTAL TEMPORARY INVESTMENTS (Cost $3,737,940)                                                              3,737,940

TOTAL INVESTMENTS -- 99.7% (Cost $381,499,982)                                                           381,499,982

OTHER ASSETS AND LIABILITIES -- 0.3%
Interest receivable and other assets                                                                       2,626,981
Dividends payable                                                                                         (1,209,472)
Accrued expenses (Note 4)                                                                                   (201,032)
                                                                                                           1,216,477

NET ASSETS -- 100.0%
Applicable to 170,576,120 and 212,146,515 shares outstanding of Class A and Class
 C, respectively, $.001 par value; 1.55 billion authorized shares (Note 9)                              $382,716,459

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE EACH FOR CLASS
 A AND CLASS C SHARES                                                                                       $1.00


+  See Note 2a to the Financial Statements.

PS Security with a "put" feature; date shown is when security may be put back for redemption.
VR Variable rate demand note; interest rate in effect on 12/31/95. Maturity date is the longer of the next interest rate change or the demand feature.
TECP Tax-Exempt Commercial Paper.

                        See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
                                CONVERTIBLE FUND

                                                            SHARES      VALUE+
CONVERTIBLE PREFERRED STOCK -- 25.7%
AUTO-RELATED -- 2.5%
General Motors Corp.                                         400    $   29,300

BANKS -- 4.4%
Ahmanson H.F. & Co.                                          230        13,599
First Chicago Corp.                                          500        33,500
Sovereign Bancorp                                            100         5,700
                                                                        52,799

BUILDINGS AND CONSTRUCTION -- 1.5%
Owens Corning Capital                                        300        18,113

FINANCIAL SERVICES -- 2.0%
Merry Land and Investment                                    100         2,875
Penn Corp. Financial                                         300        21,413
                                                                        24,288

HEALTH CARE -- 2.4%
F.H.P. International Corp.                                 1,100        29,288

INSURANCE -- 1.3%
American General Delaware                                    200        10,475
St. Paul Capital                                             100         5,625
                                                                        16,100

INDUSTRIAL -- 3.3%
Corning Glass Works                                          200        10,075
GATX Corp.                                                   500        28,750
                                                                        38,825

OIL -- DOMESTIC -- 3.8%
Diamond Shamrock, Inc.                                       200        11,300
Unocal Corp.                                                 500        27,500
                                                                        38,800

OPERATORS OF NON-RESIDENTIAL BUILDING -- 1.4%
Rouse Co.                                                    325        16,778

PAPER-FOREST PRODUCTS -- 3.1%
James River Corp.                                            800        37,100

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $266,292)                      301,391


                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
CONVERTIBLE FUND (CONTINUED)


                                                                          COUPON                            PAR
                                                                           RATE           MATURITY         (000)            VALUE+

CONVERTIBLE CORPORATE BONDS -- 66.0%
ADVERTISING -- 2.2%
Omnicom Group, Inc.                                                         4.50%         09/01/00          $20         $   26,150

AIRLINE -- 5.1%
Alaska Air Group, Inc.                                                      6.875         06/15/14          35              28,875
AMR Corp.                                                                   6.125         11/01/24          30              31,200
                                                                                                                            60,075

APPAREL AND TEXTILES -- 3.2%
Guilford Mills, Inc.                                                        6.00          09/15/12          40              37,800

AUTO PARTS -- 2.3%
Arvin Industries, Inc.                                                      7.50          09/30/14          27              26,831

BANKS -- 3.4%
Fifth Third Bancorp                                                         4.25          01/15/98          35              40,119

BUILDING AND CONSTRUCTION -- 3.6%
Lafarge Corp.                                                               7.00          07/01/13          40              42,000

ELECTRICAL EQUIPMENT -- 1.8%
General Signal Corp.                                                        5.75          06/01/02          20              20,900

ELECTRONICS -- 2.6%
Altera Corp.                                                                5.75          06/15/02          15              17,606
Integrated Device Technology                                                5.50          06/01/02          15              12,450
                                                                                                                            30,056

FINANCIAL SERVICES -- 2.4%
IRT Property                                                                7.30          08/15/03          30              28,350

INDUSTRIAL EQUIPMENt -- 1.9%
Albany International Corp.                                                  5.25          03/15/02          25              22,250

INDUSTRIAL -- 6.1%
Trinova Corp.                                                               6.00          10/15/02          40              38,200
U.S. Filter Corp.                                                           5.00          10/15/00          25              33,313
            71,513

INSURANCE -- 2.3%
Horace Mann Educators                                                       6.50          12/01/99          25              26,375

METALS AND MINING -- 3.2%
Inco Ltd.                                                                   7.75          03/15/16          35              37,625

OFFICE EQUIPMENT-SERVICES -- 4.7%
EMC Corp.                                                                   4.25          01/01/01          15              14,925
Quantum Corp.                                                               6.375         04/01/02          20              21,100
Seagate Technology                                                          5.00          11/01/03          10              18,963
                                                                                                                            54,988



                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
CONVERTIBLE FUND (CONTINUED)


                                                                          COUPON                            PAR
                                                                           RATE           MATURITY         (000)            VALUE+

CONVERTIBLE CORPORATE BONDS (CONTINUED)
OIL-DOMESTIC -- 3.9%
Ashland Oil, Inc.                                                           6.75%          07/01/14         $25         $   24,875
Pennzoil Co.                                                                4.75           10/01/03          20             20,400
                                                                                                                            45,275

PROFESSIONAL SERVICES -- 3.5%
Career Horizons Inc.                                                        7.00           11/01/02          10             11,275
Olsten Corp.                                                                4.875          05/15/03          25             29,531
                                                                                                                            40,806

RETAIL-FOODS -- 2.2%
Food Lion, Inc.                                                             5.00           06/01/03          25             25,219

RETAIL-GENERAL -- 2.5%
Price Co.                                                                   5.50           02/28/12          30             29,250

RETAIL-SPECIALTY -- 3.7%
Pier One Imports, Inc.                                                      6.875          04/01/02          40             42,800

STEEL -- 4.1%
Trimas Corp.                                                                5.00           08/01/03          20             19,899
USX Corp.                                                                   7.00           06/15/17          30             28,650
                                                                                                                            48,549

TRANSPORTATION SERVICES -- 1.3%
Airborne Freight Corp.                                                      6.75           08/15/01          15             15,150

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $720,376)                                                                          772,081

U.S. TREASURY OBLIGATIONS -- 5.9%
U.S. Treasury Bills (Cost $69,234)                                          5.32           03/14/96          70             69,270

                                                                                                           SHARES

TEMPORARY INVESTMENTS -- 3.9%
Goldman Sachs Institutional Liquid Assets Government Portfolio                                             33,291           33,291
Goldman Sachs Institutional Liquid Assets Money Market Portfolio                                           12,597           12,597

TOTAL TEMPORARY INVESTMENTS (Cost $45,888)                                                                                  45,888

TOTAL INVESTMENTS -- 101.5% (Cost $1,101,790)                                                                            1,188,630

OTHER ASSETS AND LIABILITIES -- (1.5%)
Interest receivable and other assets                                                                                        15,862
Dividends payable    (28,173)
Accrued expenses (Note 4)                                                                                                   (5,631)

OTHER ASSETS AND LIABILITIES, NET                                                                                          (17,942)

NET ASSETS -- 100.0%
Applicable to 123,025 shares of $.001 par value; 100,000,000 shares authorized (Note 9)                                 $1,170,688

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                                                               $9.52

MAXIMUM PUBLIC OFFERING PRICE (Note 6)                                                                                       $9.97


+ See Note 2a to the Financial Statements.
* Non-income producing security.



                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
                                  EQUITY FUND

                                                            SHARES      VALUE+

COMMON STOCK -- 106.3%
ADVERTISING -- 0.3%
Omnicom Group, Inc.                                          4,200   $   156,450

AEROSPACE -- 7.0%
Lockheed Martin Corp.                                        30,000    2,370,000
Loral Corp.                                                  22,000      778,250
Teledyne, Inc.                                               17,500      448,438
Teledyne, Inc. Preferred Series E*                              175        2,515
Textron, Inc.                                                10,000      675,000
                                                                       4,274,203

AIRLINE -- 3.1%
AMR Corp.*                                                    9,000      668,250
British Airways PLC ADR                                       7,000      509,250
Delta Airlines, Inc.                                         10,000      738,750
                                                                       1,916,250

APPAREL AND TEXTILES -- 1.1%
Nike, Inc., Class B                                           5,600      389,900
TJX Companies, Inc.                                          16,100      303,887
                                                                         693,787

BANKS -- 8.7%
Bank of Boston Corp.                                         21,000      971,250
Chase Manhattan Corp.                                        25,000    1,515,625
Chemical Banking Corp.                                       13,200      775,500
Citicorp.                                                    19,300    1,297,925
Washington Mutual, Inc.                                      26,000      750,750
                                                                       5,311,050

BUILDING AND CONSTRUCTION -- 0.2%
Castle & Cooke, Inc.*                                          8,000     134,000

CHEMICALS -- 2.0%
Dow Chemical Co.                                               7,000     492,624
Union Carbide Corp.                                           21,000     787,500
                                                                       1,280,124

COAL-GAS-PIPELINES -- 2.6%
Coastal Corp.                                                 42,000   1,564,500

ELECTRONICS -- 6.1%
Arrow Electronics, Inc.                                        4,600     198,375
Avnet, Inc.                                                   19,700     881,575
Dell Computer Corp.*                                          15,500     536,688
Harris Corp.                                                  20,975   1,145,759
Texas Instruments, Inc.                                       13,500     698,625
TRINOVA Corp.                                                 10,500     300,562
                                                                       3,761,584


                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
EQUITY FUND (CONTINUED)



                                                              SHARES     VALUE+

COMMON STOCK (CONTINUED)

FINANCIAL SERVICES -- 1.8%
ITT Corp. Common New*                                          8,000    $424,000
ITT Corp., Inc.*                                               8,000     192,000
Merrill Lynch & Co., Inc.                                     10,000     510,000
                                                                       1,126,000

FOODS -- 6.3%
Conagra, Inc.                                                 13,500     556,875
Dole Food, Inc.                                               24,000     840,000
IBP, Inc.                                                     43,475   2,195,488
Sara Lee Corp.                                                 7,500     239,063
                                                                       3,831,426

HOSPITAL SUPPLIES AND SERVICES -- 5.4%
Baxter International, Inc.                                    48,000   2,010,000
Becton Dickinson & Co.                                        17,500   1,312,500
                                                                       3,322,500

HOUSEHOLD FURNITURE AND APPLIANCES -- 1.5%
Premark International, Inc.                                   17,950     908,719

INSURANCE -- 5.4%
AFLAC, Inc.                                                   10,500     455,438
CIGNA Corp.                                                   10,000   1,032,500
ITT Hartford Group, Inc.                                       8,000     387,000
Reliastar Financial Corp.                                     23,700   1,051,688
Transamerica Corp.                                             5,000     364,374
                                                                       3,291,000

METALS AND MINING -- 1.3%
Reynolds Metals Company                                       14,000     792,750

Office Equipment-Services -- 5.9%
Digital Equipment Corp.*                                      12,000     769,500
International Business Machines Corp.                         22,000   2,018,500
Sun Microsystems, Inc.*                                       18,600     848,625
                                                                       3,636,625

OIL-INTERNATIONAL -- 8.2%
Exxon Corp.                                                   28,000   2,243,500
Mobil Corp.                                                   24,650   2,760,800
                                                                       5,004,300

                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
EQUITY FUND (CONTINUED)


                                                              SHARES    VALUE+

COMMON STOCK (CONTINUED)
PAPER -- 3.9%
Georgia Pacific Corp.                                          7,500   $ 514,688
International Paper Co.                                        9,100     344,663
Mead Corp.                                                    15,050     786,363
Willamette Industries, Inc.                                   13,500     759,374
                                                                       2,405,088

PHARMACEUTICALS -- 5.8%
Bristol-Myers Squibb Co.                                      20,000   1,717,500
Rhone-Poulenc Rorer, Inc.                                     29,800   1,586,850
Schering Plough Corp.                                          5,000     273,750
                                                                       3,578,100

PHOTO AND OPTICAL -- 0.8%
Bausch & Lomb, Inc.                                           12,500     495,313

PRINITING AND PUBLISHING -- 0.3%
Banta Corp.                                                    4,000     176,000

RAILROADS -- 1.4%
Burlington Northern Santa Fe Corp.                            11,000     858,000


RETAIL-FOOD -- 3.8%
Safeway Inc. Co.*                                             45,000   2,317,500

RETAIL-GENERAL -- 2.3%
Sears Roebuck & Co.                                           36,000   1,404,000

TOBACCO -- 4.0%
Philip Morris Companies, Inc.                                 27,000   2,443,500

TRUCKING AND SHIPPING -- 1.2%
American President Companies, Ltd.                            17,000     391,000
Ryder Systems, Inc.                                           14,000     346,500
                                                                         737,500

UTILITIES -- ELECTRIC -- 7.8%
General Public Utilities Corp.                                50,000   1,700,000
New York State Electric & Gas Corp.                           65,000   1,681,875
Public Service Co. of Colorado                                10,000     353,750
SCEcorp.                                                      57,000   1,011,750
                                                                       4,747,375


                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
EQUITY FUND (CONTINUED)



                                                              SHARES    VALUE+

COMMON STOCK (CONTINUED)
UTILITIES-GAS -- 0.6%
Pacific Enterprises, Inc.                                     14,000  $  395,500

UTILITIES -- TELEPHONE -- 7.4%
AT&T Corp.                                                     6,500     420,875
MCI Communications Corp.                                      20,000     522,500
Southern New England Telecommunications Corp.                 42,000   1,669,500
Sprint Corp.                                                  47,050   1,876,119
                                                                       4,488,994

MISCELLANEOUS -- 0.1%
Olsten Corp. Class B                                           1,200      47,400
TOTAL COMMON STOCK (Cost $52,390,285)                                 65,099,538

TEMPORARY INVESTMENTS -- 2.4%
Goldman Sachs Institutional Liquid Assets
 Government Portfolio                                        752,077     752,077
Goldman Sachs Institutional Liquid Assets
 Money Market Portfolio                                      751,950     751,950

TOTAL TEMPORARY INVESTMENTS (Cost $1,504,027)                          1,504,027

TOTAL INVESTMENTS -- 108.7% (Cost $53,894,312)                        66,603,565

OTHER ASSETS AND LIABILITIES -- (8.7%)
Receivable for investments sold                                          331,043
Dividends receivable and other assets                                    159,571
Dividends payable                                                     (5,143,975)
Payable for investments purchased                                       (517,912)
Payable for capital stock redeemed                                      (106,805)
Accrued expenses (Note 4)                                                (69,410)

TOTAL OTHER ASSETS AND LIABILITIES, NET                               (5,347,488)

NET ASSETS -- 100.0%
Applicable to 4,378,626 shares outstanding,
 $.001 par value; 100,000,000 authorized
 shares (Note 9)                                                     $61,256,077

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                            $13.99

MAXIMUM PUBLIC OFFERING PRICE (Note 6)                                    $14.65


+ See Note 2a to the Financial Statements.

* Non-income producing security.

                      See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
                            MANAGED FIXED INCOME FUND


                                                                          COUPON                            PAR
                                                                           RATE           MATURITY         (000)            VALUE+

AGENCY OBLIGATIONS -- 4.4%
AID -- Israel                                                              6.05%          08/15/00      $   520         $   529,750
Federal National Mortgage Association                                      6.375          10/13/00          620             630,751
Federal Home Loan Bank                                                      7.36          07/01/04        1,000           1,099,970

TOTAL AGENCY OBLIGATIONS (Cost $2,200,985)                                                                                2,260,471

                                                                                          MATURITY++

ASSET-BACKED SECURITIES -- 14.8%
AFC Home  Equity  Loan Trust 1991  Series 3                                 8.40           08/15/06         409             423,710
AFC Home Equity Loan Trust 1991 Series                                    4 7.75           02/15/06         178             184,555
Chemical Master Credit Card Trust 1 1995-3 Class A                          6.23           04/15/05       1,000           1,021,450
Fleet Financial HomeEquity 1991 Series 1
 Class A                                                                    8.45           04/15/06         265             271,193
Ford Credit Auto Loan Master Trust Series  1995-1,  Class A                 6.50           08/15/02       1,000           1,028,582
Goldome  Home Equity  Trust 1990 Series 1                                  10.00           07/15/05         364             384,280
Household  Affinity  Credit  Card  Master  Trust I Series  1994-2,
 Class A                                                                    7.00           12/15/99       1,000           1,026,650
Nissan Auto  Receivables  Grantor  Trust 1994-A                             6.45           09/15/99         516             520,315
Private  Label Credit Card Master Trust II Series  1994-1, Class A          7.15           06/20/01       1,000           1,013,279
Security Pacific Home Equity 1991 Class 1A                                  7.85           05/15/98         206             208,694
Signet  Card  1993-3a                                                       4.85           04/15/00         900             892,030
Vanderbilt  Mortgage  Finance  Series  1995-A Class A1                      7.15            9/07/19         590             597,363
Western Auto  Receivable  Trust 1991 Series 3                               6.75           07/01/97         122             122,028

TOTAL ASSET-BACKED  SECURITIES (Cost  $7,573,954)                                                                        7,694,129

COLLATERALIZED  MORTGAGE OBLIGATIONS -- 24.2%
DLJ Mortgage Association 1995-A A1-S (Interest  only  security)             1.75           03/25/25      11,927            391,345
Federal  Home Loan Mortgage Corporation Series 1758, Class K                5.50           11/15/02         750            745,347
Federal Home Loan Mortgage  Corporation  Pool W00067                        6.42           12/15/05                    700 714,875
Federal Home Loan Mortgage Corporation Series 1376, Class B                 6.25           10/15/15         978            977,338
Federal Home Loan Mortgage  Corporation  Series 1571, Class BA              0.00           04/15/19         785            718,275
Federal Home Loan Mortgage  Corporation  1988 Series 15, Class A            9.10           10/15/19           2              2,304


                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
MANAGED FIXED INCOME FUND (CONTINUED)


                                                                          COUPON                            PAR
                                                                           RATE           MATURITY++       (000)            VALUE+

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage  Corporation  Series 1044,  Class D              8.90 %         03/15/20       $1,290       $ 1,331,424
Federal Home Loan Mortgage  Corporation  Series 1759, Class D               8.15           03/15/21          950           988,594
Federal Home Loan Mortgage  Corporation  Series 1379, Class G               7.50           04/15/21        1,500         1,561,655
Federal  National  Mortgage  Association 1995-11A                           0.00           07/25/02          518           382,511
Federal  National  Mortgage  Association                                    6.00           01/15/11         1,350        1,336,078
Federal National Mortgage Association  1993-146B                            0.00           05/25/23         1,500        1,419,844
GNMA Adjustable Rate Mortgage                                               6.50           01/15/25           284          289,263
Merrill Lynch Home Equity Loan 1994-1                                       6.1675         07/15/22           962          960,455
Prudential Home Mortgage Securities 1992-6 A3                               7.00           04/25/99           727          728,210
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,258,025)                                                            12,547,518

                                                                                          MATURITY

CORPORATE BONDS -- 21.8%
FINANCE BONDS -- 10.3%
Amex Credit                                                                 6.125          11/15/01         1,000        1,012,500
Associates Corp. of North America                                           7.75           02/15/05           190          211,138
Beneficial Corp.                                                            8.40           05/15/08            20           23,550
Beneficial Corp., MTN                                                       9.13           07/25/01         1,000        1,146,250
Caterpillar Financial Services Corp., MTN                                   8.29           03/04/99         1,000        1,072,500
CIT Group Holdings                                                          8.875          06/15/96         1,000        1,013,860
State Bank of New South Wales                                              10.375          04/26/99           750          853,594
                                                                                                                         5,333,392

INDUSTRIAL BONDS -- 7.4%
Atlantic Richfield Co.                                                      9.125          03/01/11           100          125,000
duPont (E.I.) de Nemours & Co.                                              7.50           06/11/99           440          465,023
General Motors Corp.                                                        9.40           07/15/21           455          592,069
Hertz Corp.                                                                 8.30           02/02/98         1,000        1,051,250
Sears Roebuck & Co., MTN                                                    8.39           02/14/02           800          890,000
Waste Management Technologies, Inc.                                         6.25           10/15/00           700          712,250
                                                                                                                         3,835,592

UTILITY BONDS -- 4.1%
Commonwealth Edison Co.                                                     6.00           03/15/98           715          715,894
Commonwealth Edison Co.                                                     8.00           04/15/23           420          445,200
Pacific Gas & Electric First Mortgage Bond                                  7.875          03/01/02           500          547,500
Texas Utilities First Mortgage                                              7.875          03/01/23           410          435,113
                                                                                                                         2,143,707
TOTAL CORPORATE BONDS (Cost $10,895,655)                                                                                11,312,691


                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
MANAGED FIXED INCOME FUND (CONTINUED)


                                                                          COUPON                            PAR
                                                                           RATE           MATURITY++       (000)            VALUE+

YANKEE BONDS -- 2.5%
China International Trust Investment                                        9.00  %        10/15/06       $   220      $   249,700
Korea Development Bank                                                      6.50           11/15/02         1,000        1,012,500

TOTAL YANKEE BONDS (Cost $1,221,088)                                                                                     1,262,200

U.S TREASURY OBLIGATIONS -- 30.8%
U.S Treasury Bond                                                          10.75           08/15/05           845        1,162,103
U.S Treasury Note                                                           5.75           09/30/97           275          277,554
U.S Treasury Note                                                           5.375          11/30/97           300          301,034
U.S Treasury Note                                                           4.75           08/31/98         4,100        4,052,358
U.S Treasury Note                                                           7.75           01/31/00         6,740        7,328,064
U.S Treasury Note                                                           6.75           04/30/00         1,640        1,726,838
U.S Treasury Note                                                           6.25           02/15/03         1,065        1,112,084
                                                                                                                        14,797,932
TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,630,235)                                                                      15,960,035

                                                                                                           SHARES

TEMPORARY INVESTMENTS -- 0.1%

Goldman Sachs Institutional Liquid Assets Government Portfolio                                             20,000           20,000
Goldman Sachs Institutional Liquid Assets Money Market Portfolio                                           38,607           38,607

TOTAL TEMPORARY INVESTMENTS (Cost $58,607)                                                                                  58,607

TOTAL INVESTMENTS -- 98.6% (Cost $49,838,549)                                                                           51,095,651

OTHER ASSETS AND LIABILITIES -- 1.4%
Receivable for investments sold                                                                                          1,265,903
Interest  receivable and other assets                                                                                      805,593
Receivable  for  capital  stock sold                                                                                        20,400
Payable  for  investments purchased                                                                                     (1,330,622)
Accrued expenses (Note 4)                                                                                                  (42,867)
            718,407

NET ASSETS -- 100.0%
Applicable to 4,993,979 shares outstanding, $.001 par value; 100,000,000 authorized shares (Note 9)                    $51,814,058

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                                                            $10.38

MAXIMUM PUBLIC OFFERING PRICE (Note 6)                                                                                    $10.87


+    See Note 2a to the Financial Statements.
++   Maturity dates represent weighted average maturities of the underlying securities.
MTN  Medium Term Note


                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995



                                                                 CASH        TAX-FREE                                  MANAGED
                                              GOVERNMENT      MANAGEMENT       MONEY       CONVERTIBLE     EQUITY       FIXED
                                             ASSETS FUND         FUND       MARKET FUND        FUND         FUND     INCOME FUND


INVESTMENT INCOME:
 Interest                                   $18,011,096      $38,407,983   $16,053,364       $65,005     $ 73,163     $3,046,205
Dividends                                       --                --           --              9,535    1,345,863        --
                                             18,011,096       38,407,983    16,053,364        84,540    1,419,026      3,046,205
EXPENSES (Note 2c):
Investment advisory fee (Note 4)                335,725          675,821       454,684         9,134      365,839        327,473
Service organization fee -- Class A
 (Note 5)                                       966,048        1,826,539       536,519          --          --           --
Shareholder services fee (Note 4)                33,274           49,767        39,484         8,122       20,974         10,324
Administration fee (Note 4)                     387,112          830,325       542,065         1,573       63,669         56,091
Custodian fee (Note 4)                           72,861          140,457        67,285         4,706       24,677         16,908
Directors' fees and expenses                     21,325           45,932        30,310           166        3,584          3,109
Audit fee                                        11,372           36,454        27,981            15        1,477          1,192
Legal fee                                         8,741           19,072        12,621            44        1,486          1,340
Amortization of organization expenses
 (Note 2e)                                         --               --            --            --           --            2,800
Reports to shareholders                          12,740           27,793        18,350            76        3,355          3,227
Registration fees                                63,844           43,529        24,140         6,011       14,660         18,498
Miscellaneous                                    17,429           43,992        25,396         3,801        6,275          9,812
Total Expenses                                1,930,471        3,739,681     1,778,835        33,648      505,996        450,774
Less fee waivers and expense reimbursements
 (Notes 4, 5)                                  (270,357)        (487,352)     (151,945)      (23,209)      (3,826)      (170,083)
Net expenses                                  1,660,114        3,252,329     1,626,890        10,439      502,170        280,691

NET INVESTMENT INCOME                        16,350,982       35,155,654    14,426,474        74,101      916,856      2,765,514

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 7):
Realized net gain (loss) on investments           --              11,705          (968)       (2,487)   4,873,879        835,603
Unrealized appreciation for the period            --                --          --           159,092   10,034,375      2,423,206

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                  --              11,705          (968)      156,605   14,908,254      3,258,809

INCREASE IN NET ASSETS FROM OPERATIONS      $16,350,982      $35,167,359   $14,425,506      $230,706  $15,825,110     $ 6,024,323


                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          TAX-FREE
                                     GOVERNMENT ASSETS FUND          CASH MANAGEMENT FUND            MONEY MARKET FUND
                                     ----------------------          ----------------------        ----------------------
                                     YEAR            YEAR             YEAR           YEAR            YEAR          YEAR
                                    ENDED           ENDED            ENDED          ENDED           ENDED         ENDED
                                   12/31/95        12/31/94         12/31/95       12/31/94        12/31/95      12/31/94
                                   --------        --------         --------       --------        --------      --------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
Net investment income           $ 16,350,982      $9,616,995     $35,155,654     $ 18,003,010   $ 14,426,474    $ 5,567,871
Realized net gain (loss) on
  investments                         --               --             11,705            1,335           (968)         --
Increase in accumulated market
  discount                            --               --              --              --             --                624
Increase in net assets from
  operations                      16,350,982       9,616,995      35,167,359       18,004,345     14,425,506      5,568,495
DISTRIBUTIONS TO SHAREHOLDERS
 (Notes 2b and 2d):
Net investment income
  Class A                        (14,825,135)     (9,089,945)    (28,401,627)     (17,555,583)    (4,987,627)    (3,563,178)
  Class C                         (1,525,847)       (534,941)     (6,754,027)        (447,427)    (9,438,847)    (2,004,693)
Total Distributions              (16,350,982)     (9,624,886)    (35,155,654)     (18,003,010)   (14,426,474)    (5,567,871)
CAPITAL SHARE TRANSACTIONS
 (Note 8):
Proceeds from sale of shares   1,748,152,842   1,520,125,149   2,803,066,238    2,759,388,684    933,159,208    671,571,695
Net asset value of shares
  issued in reinvestment of
  dividends                        3,971,290       1,305,596       6,557,546        2,219,537      3,268,939      1,919,763
Cost of shares redeemed       (1,708,567,718) (1,546,095,333) (2,849,566,010)  (2,548,237,397)  (914,311,288)  (481,331,816)
Increase (decrease) in net
  assets from Capital Share
  transactions                    43,556,414     (24,664,588)    (39,942,226)     213,370,824     22,116,859    192,159,642
Total increase (decrease)
  in net assets                   43,556,414     (24,672,479)    (39,930,521)     213,372,159     22,115,891    192,160,266
NET ASSETS:
  Beginning of year              239,236,365     263,908,844     562,355,820      348,983,661    360,600,568    168,440,302
  End of year                   $282,792,779    $239,236,365    $522,425,299     $562,355,820   $382,716,459   $360,600,568

                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                       MANAGED FIXED
                                            CONVERTIBLE FUND                 EQUITY FUND                INCOME FUND
                                            ----------------                 -----------               -------------
                                          YEAR            YEAR           YEAR         YEAR           YEAR          YEAR
                                          ENDED           ENDED          ENDED        ENDED          ENDED         ENDED
                                         12/31/95        12/31/94       12/31/95     12/31/94       12/31/95      12/31/94
                                         --------        --------       --------     --------       --------      --------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
Net investment income                       $74,101      $193,716       $916,856     $915,813     $2,765,514   $ 3,054,499
Realized net gain (loss) on investments      (2,487)      110,000      4,873,879    3,487,182        835,603    (2,962,405)
Unrealized appreciation (depreciation)
  for the period                            159,092      (465,548)    10,034,375   (5,567,665)     2,423,206    (1,328,700)
Increase (decrease) in net assets from
  operations                                230,706      (161,832)    15,825,110   (1,164,670)     6,024,323    (1,236,606)
DISTRIBUTIONS TO SHAREHOLDERS
  (Notes 2b and 2d):
Net investment income                      (112,506)     (215,822)      (926,271)    (946,060)    (2,736,934)   (3,043,460)
Realized net gain on investments               --           --        (4,885,308)  (3,523,815)         --            --
Total distributions                        (112,506)     (215,822)    (5,811,579)  (4,469,875)    (2,736,934)   (3,043,460)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                127,741       163,412     34,629,202   19,370,425     15,074,161    11,748,255
Net asset value of shares issued in re-
   investment of distributions               38,901        62,205        215,680    2,347,305      1,372,471     1,314,028
Cost of shares redeemed                    (530,119)   (4,495,861)   (22,522,382) (24,404,368)   (12,252,490)  (38,507,120)
Increase (decrease) in net assets from
   capital share transactions              (363,477)   (4,270,244)    12,322,500   (2,686,638)     4,194,142   (25,444,837)
Total increase (decrease) in net assets    (245,277)   (4,647,898)    22,336,031   (8,321,183)     7,481,531   (29,724,903)
NET ASSETS:
Beginning of year                         1,415,965     6,063,863     38,920,046   47,241,229     44,332,527    74,057,430
End of year                              $1,170,688   $ 1,415,965   $ 61,256,077 $ 38,920,046   $ 51,814,058   $44,332,527
Shares issued                                13,659        16,360      2,589,189    1,500,600      1,490,117     1,184,638
Shares issued in lieu of cash
   distributions                              4,101         6,665         16,147      204,571        135,887       132,874
Shares redeemed                             (55,971)     (477,917)    (1,678,367)  (1,927,489)    (1,219,880)   (3,893,654)
                                            (38,211)     (454,892)       926,969     (222,318)       406,124    (2,576,142)
Undistributed net investment income          $2,151       $40,556           $196         $227         $3,289        $1,600

                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                CLASS A
                                                           ------------------
                                                             YEAR      YEAR
                                                             ENDED     ENDED
                                                           12/31/95  12/31/94
                                                           --------  --------
GOVERNMENT ASSETS FUND
Net Asset Value, Beginning of Period                         $1.00     $1.00
Income from Investment Operations:
  Net Investment Income                                       .054      .037
    Total from Investment Operations                          .054      .037
Less Distributions:
  Net Investment Income                                      (.054)    (.037)
    Total Distributions                                      (.054)    (.037)
Net Asset Value, End of Period                               $1.00     $1.00
Total Return                                                  5.51%     3.72%
Ratios/Supplemental Data:
  Net Assets, End of Period $(000)                         264,426   229,619
  Ratios of Expenses to Average Net Assets(1)                 0.57%     0.60%
  Ratios of Net Investment Income to Average Net Assets       5.36%     3.62%

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992 and 1991 would have been 0.67%,
     0.66%, 0.70%, 0.70% and 0.78%, respectively, for Class A shares and 0.32% and 0.31% (annualized) for Class C shares for the year ended December 31, 19 95 and for the period ended December 31, 1994, respectively.

(2)  Annualized.

(3)  Total returns for periods of less than one year are not annualized.

(4)  Commenced operations on May 16, 1994.

                                                                CLASS A
                                                           ------------------
                                                             YEAR      YEAR
                                                             ENDED     ENDED
                                                           12/31/95  12/31/94
                                                           --------  --------
CASH MANAGEMENT FUND
Net Asset Value, Beginning of Period                          $1.00     $1.00
Income from Investment Operations:
  Net Investment Income                                        .054      .037
    Total from Investment Operations                           .054      .037
Less Distributions:
  Net Investment Income                                       (.054)    (.037)
    Total Distributions                                       (.054)    (.037)
Net Asset Value, End of Period                                $1.00     $1.00
Total Return                                                   5.58%     3.79%
Ratios/Supplemental Data:
  Net Assets, End of Period $(000)                          423,588   530,366
  Ratios of Expenses to Average Net Assets(1)                  0.56%     0.55%
  Ratios of Net Investment Income to Average Net Assets        5.42%     3.79%

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992 and 1991 would have been 0.65%,
     0.65%, 0.72%, 0.73% and 0.74%, respectively, for Class A shares and 0.30% and 0.30% (annualized) for Class C shares for the year ended December 31, 1995 and for the period ended December 31, 1994, respectively.

(2)  Annualized.

(3)  Total returns for periods of less than one year are not annualized.

(4)  Commenced operations on January 5, 1994.

                       See Notes to Financial Statements.

       CLASS A (CONTINUED)                 CLASS C
-------------------------------     ----------------------
   YEAR        YEAR        YEAR        YEAR     PERIOD
  ENDED       ENDED       ENDED       ENDED      ENDED
12/31/93    12/31/92    12/31/91    12/31/95   12/31/94(4)
--------    --------    --------    --------   -----------

  $1.00        $1.00      $1.00      $1.00     $1.00

   .026        .033        .055       .056      .028
   .026        .033        .055       .056      .028

  (.026)      (.033)      (.055)     (.056)    (.028)
  (.026)      (.033)      (.055)     (.056)    (.028)
  $1.00       $1.00       $1.00      $1.00     $1.00
   2.62%       3.42%       5.67%      5.79%     2.82%(3)

263,909     140,134     632,663     18,367     9,617
   0.61%       0.66%       0.71%      0.31%     0.29%(2)
   2.57%       3.34%       5.45%      5.62%     4.52%(2)

       CLASS A (CONTINUED)                 CLASS C
-------------------------------     ----------------------
   YEAR        YEAR        YEAR        YEAR     PERIOD
  ENDED       ENDED       ENDED       ENDED      ENDED
12/31/93    12/31/92    12/31/91    12/31/95   12/31/94(4)
--------    --------    --------    --------   -----------

  $1.00       $1.00       $1.00      $1.00      $1.00

   .027        .034        .057       .057       .039
   .027        .034        .057       .057       .039

  (.027)      (.034)      (.057)     (.057)     (.039)
  (.027)      (.034)      (.057)     (.057)     (.039)
  $1.00       $1.00       $1.00      $1.00      $1.00
   2.69%       3.41%       5.87%      5.86%      4.08%(3)

348,984     383,280     263,419     98,837     31,990
   0.57%       0.60%       0.71%      0.29%      0.29%(2)
   2.66%       3.34%       5.69%      5.69%      4.79%(2)

                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                CLASS A
                                                           ------------------
                                                             YEAR      YEAR
                                                             ENDED     ENDED
                                                           12/31/95  12/31/94
                                                           --------  --------
TAX-FREE MONEY MARKET FUND
Net Asset Value, Beginning of Period                          $1.00     $1.00
Income from Investment Operations:
  Net Investment Income                                        .033      .023
    Total from Investment Operations                           .033      .023
Less Distributions:
  Net Investment Income                                       (.033)    (.023)
    Total Distributions                                       (.033)    (.023)
Net Asset Value, End of Period                                $1.00     $1.00
Total Return                                                   3.31%     2.30%
Ratios/Supplemental Data:
  Net Assets, End of Period $(000)                          170,570   123,501
  Ratios of Expenses to Average Net Assets(1)                  0.56%     0.54%
  Ratios of Net Investment Income to Average Net Assets        3.25%     2.20%

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992 and 1991 would have been 0.65%,
     0.65%, 0.71%, 0.73% and 0.75%, respectively, for Class A shares and 0.29% and 0.30% (annualized) for Class C shares for the year ended December 31, 1 995 and for the period ended December 31, 1994, respectively.

(2)  Annualized.

(3)  Total returns for periods of less than one year are not annualized.

(4)  Commenced operations on January 5, 1994.

                                                             YEAR      YEAR
                                                             ENDED     ENDED
                                                           12/31/95  12/31/94
                                                           --------  --------
CONVERTIBLE FUND
Net Asset Value, Beginning of Period                         $8.78     $9.84
Income from Investment Operations:
Net Investment Income                                         .621      .669
  Net Realized and Unrealized Gain (Loss) on Investments      .975    (1.049)
    Total from Investment Operations                         1.596     (.380)
Less Distributions:
  Net Investment Income                                      (.856)    (.680)
    Total Distributions                                      (.856)    (.680)
Net Asset  Value,  End of Period                             $9.52     $8.78
Total  Return(2)                                             18.52%    (4.01)%
Ratios/Supplemental Data:
Net Assets, End of Period $(000)                             1,171     1,416
  Ratios of Expenses to Average Net Assets(1)                 0.80%     0.80%
  Ratios of Net Investment Income to Average Net Assets       5.68%     5.21%
  Portfolio Turnover Rate                                    35.59%    31.63%

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992 and 1991 would have been 2.58%,
     1.26%, 1.20%, 1.26% and 1.66%, respectively.

(2)  Sales load is not reflected in total return.

                       See Notes to Financial Statements.

       CLASS A (CONTINUED)                 CLASS C
-------------------------------     ----------------------
   YEAR        YEAR        YEAR        YEAR     PERIOD
  ENDED       ENDED       ENDED       ENDED      ENDED
12/31/93    12/31/92    12/31/91    12/31/95   12/31/94(4)
--------    --------    --------    --------   -----------

  $1.00       $1.00       $1.00        $1.00       $1.00

   .020        .025        .041         .035        .025
   .020        .025        .041         .035        .025

  (.020)      (.025)      (.041)       (.035)      (.025)
  (.020)      (.025)      (.041)       (.035)      (.025)
  $1.00       $1.00       $1.00        $1.00       $1.00
   1.99%       2.54%       4.16%        3.60%       2.56%(3)

168,440     152,821     157,693      212,146     237,100
   0.54%       0.62%       0.49%        0.29%       0.28%(2)
   1.97%       2.50%       4.08%        3.52%       2.99%(2)

   YEAR        YEAR        YEAR
  ENDED       ENDED       ENDED
12/31/93    12/31/92    12/31/91
--------    --------    --------

$9.16       $8.41       $7.18


 .538        .487        .609
 .680        .783       1.221
1.218       1.270       1.830

(.538)      (.520)      (.600)
(.538)      (.520)      (.600)
$9.84       $9.16       $8.41
13.50%      15.40%      26.04%

6,064       7,354       3,732
 0.80%       0.80%       0.80%
 5.16%       5.83%       6.91%
81.04%      21.27%      62.20%

                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR      YEAR
                                                             ENDED     ENDED
                                                           12/31/95  12/31/94**
                                                           --------  ----------
EQUITY FUND
Net Asset Value, Beginning of Period                        $11.28    $12.86
Income from Investment Operations:
  Net Investment Income                                       .229      .263
  Net Realized and Unrealized Gain (Loss) on Investments     3.827     (.514)
    Total from Investment Operations                         4.056     (.251)
Less Distributions:
  Net Investment Income                                      (.232)    (.263)
  Net Realized Gains                                        (1.114)   (1.066)
    Total  Distributions                                    (1.346)   (1.329)
Net Asset Value,  End of Period                             $13.99    $11.28
Total Return(4)                                              36.26%    (2.05)%
Ratios/Supplemental Data:
  Net Assets, End of Period $(000)                          61,256    38,920
  Ratios of Expenses to Average Net Assets(1)                 0.96%     0.90%
  Ratios of Net Investment Income to Average Net Assets       1.75%     1.94%
  Portfolio Turnover Rate                                    75.93%    87.83%

                                                             YEAR      YEAR
                                                             ENDED     ENDED
                                                           12/31/95  12/31/94
                                                           --------  --------
MANAGED FIXED INCOME FUND
Net Asset Value, Beginning of Period                         $9.66     $10.34
Income from Investment Operations:
  Net Investment Income                                       .588       .559
  Net Realized and Unrealized Gain (Loss) on Investments      .720      (.694)
    Total from Investment Operations                         1.308      (.135)
Less Distributions:
  Net Investment Income                                      (.588)     (.545)
  Net Realized Gains                                           --         --
    Total Distributions                                      (.588)     (.545)
Net Asset Value, End of Period                              $10.38      $9.66
Total Return(4)                                              13.88%     (1.29)%
Ratios/Supplemental Data:
  Net Assets, End of Period $(000)                          51,814     44,333
  Ratios of Expenses to Average Net Assets(1)                 0.60%      0.60%
  Ratios of Net Investment Income to Average Net Assets       5.91%      5.29%
  Portfolio Turnover Rate                                   194.94%    140.99%

*    Commenced operations April 1, 1991.

**   Restated.

(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992 and 1991 would have been 0.97%,
     0.92%, 0.96%, 0.98% and 1.01%, respectively, for the Equity Fund and 0.96%, 0.92%, 0.94%, 0.93%, and 1.01%, for the Managed Fixed Income Fund for the years ended December 31, 1995, 1994, 1993, 1992, and the period ended December 31, 1991, respectively.

(2)  Annualized.

(3)  Total returns for periods of less than one year are not annualized.

(4)  Sales load is not reflected in total return.

                       See Notes to Financial Statements.

   YEAR        YEAR        YEAR
  ENDED       ENDED       ENDED
12/31/93    12/31/92    12/31/91
--------    --------    --------

$11.57      $12.08      $10.05

  .197        .267        .282
 1.904        .703       2.418
 2.101        .970       2.700

 (.204)      (.290)      (.280)
 (.607)     (1.190)      (.390)
 (.811)     (1.480)      (.670)
$12.86      $11.57      $12.08
 18.23%       8.19%      27.29%


47,241      31,809      34,150
  0.93%       0.96%       0.98%
  1.59%       2.16%       2.52%
 57.31%      63.79%      77.85%

   YEAR        YEAR       PERIOD
  ENDED       ENDED       ENDED
12/31/93    12/31/92    12/31/91*
--------    --------    ---------

$10.22      $10.57      $10.00

  .563        .630        .474
  .435       (.087)       .601
  .998        .543       1.075

 (.564)      (.631)      (.475)
 (.314)      (.262)      (.030)
 (.878)      (.893)      (.505)
$10.34      $10.22      $10.57
  9.91%       5.28%      11.04%(3)

74,057      71,848      44,313
0.60%         0.60%       0.60%(2)
5.32%         6.07%       6.60%(2)
215.07%     133.78%     108.70%

                       See Notes to Financial Statements.

HARRIS INSIGHT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), was incorporated in Maryland on September 16, 1987 as an open-end diversified management investment company and currently offers six investment portfolios: Harris Insight Government Assets Fund (the "Government Fund' '), Harris Insight Cash Management Fund (the "Cash Fund"), Harris Insight Tax-Free Money Market Fund (the "Tax-Free Fund") (collectively, the "Money Market Funds"), Harris Insight Convertible Fund (the "Convertible Fund"), Harris Insight Equity Fund (the "Equity Fund") and Harris Insight Managed Fixed Income Fund (the "Fixed Income Fund") (collectively, the "Non-Money Market Funds").

     During 1993, the Company approved the creation of two new classes of shares for each Money Market Fund - Class B and Class C Shares -- in addition to the existing Class A Shares. Shares of each class of a Fund represent equal pro rata interests in the Fund and are identical in all respects except that Class A and Class B Shares are subject to service organization fees as described in Note 5. Class C Shares are not subject to service organization fees. Each of the three classes of shares of the Money Market Funds declares dividends daily in the same manner. Class B and Class C Shares were first made available in 1994.

     During the fourth quarter of 1992, the Board of Directors of the Company authorized the creation of an additional portfolio, Harris Insight Intermediate Municipal Income Fund. As of December 31, 1995 organization expenses, which were paid by the Adviser, totaled $15,636 which are deferred and will be amortized over a period not to exceed 60 months from the commencement of operations. The Fund has not yet commenced operations.

     During the second quarter of 1994, the Board of Directors of the Company authorized the creation of two new portfolios, Harris Insight Prime Reserve Fund and Harris Insight Hemisphere Free Trade Fund. To date, the Prime Reserve Fund has not commenced operations and it is anticipated that the Hemisphere Free Trade Fund will commence operations in the first quarter of 1996.

     The Money Market Funds and the Fixed Income Fund invest in debt instruments; the issuer's ability to meet these obligations may be affected by political and economic developments in a specified state, region or in their respective industries.

2. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (a) Security Valuation -- Each of the Money Market Funds values its investments using the amortized cost method, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     The value of securities of each of the other Funds (other than bonds purchased by the Convertible and Fixed Income Funds) is determined based on the last sale price on the principal exchange on which the securities are traded as of the close of regular trading on the New York Stock Exchange. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Unlisted securities, including U.S. Government Securities, for which current over-the-counter market quotations or bids are readily available are valued at their last bid price. Bonds purchased by the Convertible Fund and the Fixed Income Fund are valued at the mean of the last bid and asked price. Debt securities maturing in 60 days or less are valued at amortized cost which approximates market value. Each asset-backed security held by the Fixed Income Fund is valued at the daily bid price obtained from a market-maker in the security.

     With respect to all Funds, all other securities for which current market quotations are not readily available are valued at fair value determined in good faith using methods established by the Board of Directors.

     (b) Federal Income Taxes -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     (c) Allocation of Expenses -- Expenses not directly chargeable to a specific Fund are allocated among the Funds primarily on the basis of relative net assets.

     (d) Distributions -- Each of the Funds declares dividends from net investment income. The Money Market Funds declare dividends each business day to shareholders of record that day for payment on the first business day of the following month. Dividends from the Fixed Income Fund are declared and paid monthly. Dividends from the Convertible and Equity Funds are declared and paid quarterly. Each Fund's net realized capital gains, if any, are distributed annually. Distributions to shareholders are recorded on declaration dates with respect to the Money Market Funds and on ex-dividend dates with respect to the Non-Money Market Funds.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

     (e) Organization Expenses -- Costs incurred in connection with the Company's organization of the Fixed Income Fund have been deferred and are being amortized over 60 months from commencement of operations. The balance of unamortized expenses at December 31, 1995 was $687.

     (f) Other -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex -dividend date.

3. REPURCHASE AGREEMENTS

     During the year ended December 31, 1995, certain of the Funds have invested in repurchase agreements. In accordance with each Fund's investment objectives and policies, each Fund may purchase money market instruments from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller is required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

4. ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Company retains Harris Trust & Savings Bank ("Harris Trust") as investment adviser, pursuant to advisory contracts for each Fund. As adviser, Harris Trust is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at annual rates of 0.14% of the first $100 million of net assets and 0.10% of net assets over $100 million for the Money Market Funds; and 0.70% of net assets for the Non-Money Market Funds. For the year ended December 31, 1995, Harris Trust voluntarily waived fees of $9,134 and reimbursed expenses of $13,960 for the Convertible Fund, and waived fees of $166,376 for the Fixed Income Fund.

     Harris Trust has entered into Portfolio Management Agreements with Harris Investment Management, Inc. ("HIM") under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Government, Cash, Convertible, Equity and Fixed Income Funds. HIM, as portfolio manager, receives a fee directly from Harris Trust, not from the Funds. Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc.

     Pursuant to an Administration and Accounting Service Agreement and an Administration Agreement, the Company retains PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., and First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corp., as Co-Administrator and Accounting Service Agent and Co-Administrator, respectively. For their services they are paid a combined monthly fee, based on the aggregate average net assets of the Funds. The fee also covers certain services of PNC Bank, National Association, as the Company's custodian and PFPC as the Company's transfer agent which is included in the custodian fee and shareholder services fee, respectively. For the year ended December 31, 1995, the Co- Administrators voluntarily waived fees of $23,691 for the Government Assets Fund, $51,396 for the Cash Management Fund, $34,194 for the Tax- Free Money Market Fund, $115 for the Convertible Fund, $3,826 for the Equity Fund and $3,707 for the Managed Fixed Income Fund.

     If the total expenses, excluding certain expenses, of any of the Funds exceed limitations imposed by certain states, Harris Trust, PFPC and First Data are each required to reimburse the Fund for such excess in proportion to, but not exceeding, their fees. No reimbursements to meet such state limitations were made for the year ended December 31, 1995.

     Funds Distributor, Inc. ("Funds Distributor") provides services as distributor in connection with sales of shares of Capital Stock of the Funds. For the year ended December 31, 1995, Funds Distributor advised the Funds it had received commissions of approximately $7, $188 and $17, respectively, after concessions paid to dealers of approximately $106, $3,301, and $255 on sales of shares of the Convertible, Equity and Managed Fixed Income Funds, respectively.

     The Company has a compensation arrangement under which payment of directors' fees may be deferred by the Director. Interest is accrued on the deferred balances and is included in directors' fees and expenses. The accumulated balance of deferred directors' fees and interest thereon relating to all Funds comprising the Company on December 31, 1995 aggregated approximately $171,000, a portion of which is included in accrued expenses of each Fund.

5. SERVICE PLANS

     The Company has Service Plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan") for the Funds other than with respect to Class C shares of the Money Market Funds.

     Under the Plan for Money Market Funds, each Money Market Fund may enter into service agreements with banks and other institutions (each a "Service Organization") that require the Service Organization to provide certain shareholder support services and distribution assistance in consideration of the Fund's payment of up to 0.35% and 0.25% per annum of the average daily net asset value of the Class A and Class B shares, respectively, held by or for the benefit of customers of the Service Organization. Service Organization fees paid to Harris Trust for the year ended December 31, 1995 were $7 19,382, $1,390,583 and $418,768 (net of voluntary waivers of $246,666, $435,956 and $117,751) for the Class A shares of Government Assets Fund, Cash Management Fund and Tax-Free Money Market Fund, respectively. There were no Service Organization fees payable during the year ended December 31, 1995 for the Class B shares of the Money Market Funds.

     Under each of the Non-Money Market Fund Plans, each Non-Money Market Fund may enter into service agreements with banks and other institutions (individually, "Service Agent"). A Service Agent may receive fees with respect to a Fund's shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or with whom the Service Agent has a servicing relationship. Funds Distributor may act as a Service Agent and receive fees. Fees to a Service Agent may be up to a rate of 0.25% per annum of the average daily net asset value of shares attributable to the Service Agent. In addition, a Fund may defray all or part of the Service Agent's cost of preparing, printing and delivering promotional materials, prospectuses and statements of additional information to prospective shareholders of the Funds by paying on an annual basis up to the greater of $100,000 or 0.05% of a Fund's average daily net assets (but not in any case greater than such costs). To date, no payments have been made pursuant to the Non-Money Market Fund Plans.

6. PUBLIC OFFERING PRICE

     Shares of the Non-Money Market Funds are sold at a public offering price which is equal to the current net asset value of such shares with a maximum sales load of 4.5%.

7. INVESTMENT TRANSACTIONS

     The cost of investments for federal income tax purposes is $1,101,790, $53,908,313 and $49,838,549 for the Convertible, Equity and Fixed Income Funds, respectively. The cost of investments is the same for federal income tax purposes as it is for financial statement purposes for the Money Market Funds.

     Purchases and sales of investment securities of the Non-Money Market Funds (excluding short-term investments) for the year ended December 31, 1995 were as follows:

                CONVERTIBLE     EQUITY        MANAGED FIXED
                   FUND          FUND          INCOME FUND
                -----------  -----------      -------------
Purchases       $ 433,735    $52,556,867      $ 95,634,448
Sales             870,392     39,028,198        88,362,225

     At December 31, 1995, gross unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                 CONVERTIBLE     EQUITY        MANAGED FIXED
                                                    FUND          FUND          INCOME FUND
                                                -----------  -----------      -------------
Gross Unrealized Appreciation                     $98,040    $13,037,290       $1,366,080
Gross Unrealized Depreciation                     (11,200)      (342,038)        (108,978)
Net Unrealized Appreciation (Depreciation) of
 Investment Securities                            $86,840    $12,695,252       $1,257,102

     At December 31, 1995, the Convertible Fund and the Fixed Income Fund had available capital loss carryforwards of approximately $2,694,500 and $2,100,000, respectively, that may be used to offset future net capital gains through 2003 and 2002, respectively. Net capital losses utilized by the Fixed Income Fund during the year ending December 31, 1995 were approximately $835,000.

8. CAPITAL STOCK

     Each Money Market Fund offers three classes of shares: Class A, Class B, and Class C. Shares of each class represent equal pro rata interests in its respective portfolio of the Fund and is identical in all respects except that Class A and Class B shares bear service organization fees.

     Since each Money Market Fund has sold, issued as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                         GOVERNMENT ASSETS FUND
                                                         ----------------------
                                                       YEAR ENDED         YEAR ENDED
                                                        12/31/95           12/31/94
                                                        --------           --------
Sold
  Class A Shares                                     $ 1,616,444,970   $ 1,458,529,417
  Class B Shares                                             --                --
  Class C Shares                                         131,707,872        61,595,732
Issued as reinvestments of dividends
  Class A Shares                                           3,971,290         1,305,596
  Class B Shares                                             --                --
  Class C Shares                                             --                --
Redeemed
  Class A Shares                                      (1,585,609,081)   (1,494,117,047)
  Class B Shares                                             --                --
  Class C Shares                                        (122,958,637)      (51,978,286)
Net increase (decrease)                                 $ 43,556,414     $ (24,664,588)

                                                          CASH MANAGEMENT FUND
                                                         ----------------------
                                                       YEAR ENDED         YEAR ENDED
                                                        12/31/95           12/31/94
                                                        --------           --------
Sold
  Class A Shares                                    $2,220,465,314    $2,689,101,716
  Class B Shares                                            --                --
  Class C Shares                                       582,600,924        70,286,968
Issued as reinvestments of dividends
  Class A Shares                                         6,557,546         2,219,537
  Class B Shares                                            --                --
  Class C Shares                                            --                --
Redeemed
  Class A Shares                                    (2,333,812,101)   (2,509,940,217)
  Class B Shares                                            --                --
  Class C Shares                                      (515,753,909)      (38,297,180)
Net increase (decrease)                              $ (39,942,226)    $ 213,370,824

                                                        TAX-FREE MONEY MARKET FUND
                                                        --------------------------
                                                       YEAR ENDED         YEAR ENDED
                                                        12/31/95           12/31/94
                                                        --------           --------
Sold
  Class A Shares                                     $ 375,279,584     $ 310,851,517
  Class B Shares                                             --               --
  Class C Shares                                       557,879,624       360,720,178
Issued as reinvestments of dividends
  Class A Shares                                         3,268,939         1,919,763
  Class B Shares                                             --               --
  Class C Shares                                             --               --
Redeemed
  Class A Shares                                      (331,477,377)     (357,712,431)
  Class B Shares                                             --               --
  Class C Shares                                      (582,833,911)     (123,619,385)
Net increase                                          $ 22,116,859     $ 192,159,642

9. NET ASSETS

     At December 31, 1995, net assets consisted of:



                                             CASH        TAX-FREE                                  MANAGED
                          GOVERNMENT      MANAGEMENT       MONEY       CONVERTIBLE     EQUITY       FIXED
                         ASSETS FUND         FUND       MARKET FUND        FUND         FUND     INCOME FUND

Capital Stock
  at Par Value          $    282,793    $    522,416    $    382,723    $      123    $     4,378    $     4,994
Paid-in Capital          282,509,986     521,892,034     382,339,912     3,776,203     48,553,679     52,648,584
Undistributed Net
  Investment Income          --              --              --              2,151            196          3,289
Accumulated Net
  Realized Gain
  (Loss)                     --               10,849          (6,176)   (2,694,629)       (11,429)    (2,099,911)
Unrealized Apprecia-
  tion of Investment
  Securities                 --              --              --             86,840     12,709,253      1,257,102
                        $282,792,779    $522,425,299    $382,716,459    $1,170,688    $61,256,077    $51,814,058

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Shareholders and Board of Directors of
 HARRIS INSIGHT FUNDS

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Harris Insight Government Assets Fund, Harris Insight Cash Management Fund, Harris Insight Tax-Free Money Market Fund, Harris Insight Convertible Fund, Harris Insight Equity Fund and Harris Insight Managed Fixed Income Fund (comprising the Harris Insight Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Thirty South Seventeenth Street
Philadelphia, Pennsylvania

January 31, 1996

                              HARRIS INSIGHT FUNDS
                      One Exchange Place, Boston, MA 02109
                           Telephone: (800) 982-8782

                         INVESTMENT ADVISER
                         Harris Trust & Savings Bank
                         111 West Munroe Street
                         Chicago, Illinois  60603

                         PORTFOLIO MANAGEMENT AGENT
                         Harris Investment Management, Inc.
                         190 South LaSalle Street
                         Chicago, Illinois  60603

                         ADMINISTRATION
                         First Data Investor Services Group, Inc.
                         One Exchange Place
                         Boston, Massachusetts  02109

                         PFPC Inc.
                         103 Bellevue Parkway
                         Wilmington, Delaware  19809

                         DISTRIBUTOR
                         Funds Distributor, Inc.
                         One Exchange Place
                         Boston, Massachusetts  02109

                         CUSTODIAN
                         PNC Bank, N.A.
                         Broad & Chestnut Streets
                         Philadelphia, Pennsylvania  19101

                         TRANSFER AGENT AND
                         DIVIDEND DISBURSING AGENT
                         PFPC Inc.
                         P.O. Box 8950
                         Wilmington, Delaware  19885-9628

                         INDEPENDENT ACCOUNTANTS
                         Price Waterhouse LLP
                         30 South 17th Street
                         Philadelphia, Pennsylvania  19103

                         LEGAL COUNSEL
                         Bell, Boyd & Lloyd
                         Three First National Plaza
                         70 West Madison Street
                         Chicago, Illinois  60602-4207